UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SYCAMORE NETWORKS, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYCAMORE NETWORKS, INC.

220 Mill Road

Chelmsford, Massachusetts 01824

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 6, 2009

To the Stockholders of Sycamore Networks, Inc.:

The Annual Meeting of Stockholders of Sycamore Networks, Inc., a Delaware corporation (“Sycamore”), will be held on January 6, 2009 at 9:00 a.m., local time, at the Courtyard by Marriott, 270 Concord Road, Billerica, Massachusetts 01821, to consider and act upon the following matters:

1.	To elect one (1) member of the Board of Directors to serve for a three-year term as Class III Director and until his successor is elected and qualified.

2.	To authorize the Board of Directors, in its discretion, to amend Sycamore’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of its outstanding common stock at a ratio of (i) one-for-five, (ii) one-for-seven, or (iii) one-for-ten, together with a corresponding reduction in the number of authorized shares of Sycamore common stock and capital stock, at any time prior to the date of Sycamore’s 2009 Annual Meeting of Stockholders, without further approval or authorization from Sycamore’s stockholders.

3.	To approve Sycamore’s 2009 Stock Incentive Plan.

4.	To approve Sycamore’s 2009 Non-Employee Director Stock Option Plan.

5.	To ratify the selection of PricewaterhouseCoopers LLP as Sycamore’s independent registered public accounting firm for the fiscal year ending July 31, 2009.

6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders entitled to notice of and to vote at the meeting shall be determined as of November 10, 2008, the record date fixed by the Board of Directors for such purpose.

This year, new Securities and Exchange rules allow us to furnish proxy materials to our stockholders on the Internet. Stockholders can view proxy materials at www.edocumentview.com/scmr. Registered stockholders may also vote via the Internet or by telephone by following the instructions contained in the Notice of Internet Availability of Proxy Materials mailed on or about [November 24, 2008], which contains a special stockholder identification number. Stockholders may also request a paper proxy card at any time on or prior to December 26, 2008.

In order to assure your representation at the Annual Meeting, you are requested to complete a proxy as promptly as possible. Please reference the Notice of Internet Availability of Proxy Materials and the website identified thereon for additional information.

By Order of the Board of Directors,

Alan R. Cormier
Secretary

Chelmsford, Massachusetts

[November 24, 2008]

SYCAMORE NETWORKS, INC.

220 Mill Road

Chelmsford, Massachusetts 01824

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

January 6, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sycamore Networks, Inc. (hereinafter “we”, “us”, “our” or the “Company”) for use at the Annual Meeting of Stockholders to be held on January 6, 2009 (the “Annual Meeting”) at 9:00 a.m., local time, at the Courtyard by Marriott, 270 Concord Road, Billerica, Massachusetts 01821, and any adjournments thereof. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended July 31, 2008 (collectively, our “Proxy Materials”) were first made available to stockholders on or about [November 24, 2008].

Only stockholders of record as of November 10, 2008 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments thereof. As of that date, 283,873,926 shares of our common stock, $.001 par value, were outstanding and eligible to be voted. The holders of common stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of a written revocation or a later executed proxy to the Secretary of the Corporation or by attending the Annual Meeting and voting in person.

This Proxy Statement relates to our fiscal year ended July 31, 2008 and, unless otherwise noted, the information contained herein is as of July 31, 2008.

Internet Availability of Proxy Materials

Under rules recently adopted by the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”), we are now furnishing Proxy Materials to our stockholders via the Internet, rather than mailing printed copies of those materials to each stockholder. We are taking advantage of these rules to reduce the expenses of delivering voting materials to our stockholders. Accordingly, each stockholder received a Notice of Internet Availability of Proxy Materials, which was mailed on or about [November 24, 2008] and has the right to vote on all matters presented at the Annual Meeting.

As of the date of mailing of the Notice of Internet Availability of Proxy Materials, registered stockholders may access all of the Proxy Materials on the Internet at www.envisionreports.com/scmr. The Notice of Internet Availability of Proxy Materials provides instructions as to how you may: (1) access and review the Proxy Materials on the Internet and (2) access your proxy to vote on the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper or an e-mail copy of the Proxy Materials and proxy card. Stockholders with shares registered in the name of a brokerage firm or bank may view Proxy Materials on the Internet at www.edocumentview.com/scmr. They should consult the information provided by their bank, broker or other holder of record for information on how they may vote their shares.

VOTING SECURITIES AND VOTES REQUIRED

The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Each share of common stock outstanding on the Record Date is entitled to one vote. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present at the Annual Meeting.

In the election of directors, the nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting shall be elected as a director. Abstentions and broker non-votes will have no effect on the voting outcome with respect to the election of a director.

Approval of the authorization of the Board of Directors to effect the reverse stock split and corresponding authorized stock reduction requires the affirmative vote of the holders of shares of common stock that represent a majority of the votes of all of the shares outstanding as of the Record Date and entitled to vote on the proposal. Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the approval of the authorization of the Board of Directors to effect the reverse stock split and corresponding authorized stock reduction.

The approval of the 2009 Stock Incentive Plan requires the affirmative vote of the holders of shares of common stock that represent a majority of the votes of all of the shares outstanding as of the Record Date and entitled to vote on the proposal. Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the approval of the 2009 Stock Incentive Plan.

The approval of the 2009 Non-Employee Director Stock Option Plan requires the affirmative vote of the holders of shares of common stock that represent a majority of the votes of all of the shares outstanding as of the Record Date and entitled to vote on the proposal. Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the approval of the 2009 Non-Employee Director Stock Option Plan.

The affirmative vote of the holders of a majority of the shares of common stock present or represented and voting on the matter at the Annual Meeting is necessary to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2009. Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the ratification of the selection of the independent registered public accounting firm.

The persons named as proxies are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted in accordance with the instructions contained therein, and if no choice is specified, such proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting.

Our Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

Voting Shares Registered Directly in the Name of the Stockholder

Stockholders with shares registered directly in their name in stock records maintained by our transfer agent, Computershare Trust Company, have received a Notice of Internet Availability of Proxy Materials in the mail. By following the instructions on the website indicated on the Notice of Internet Availability of Proxy Materials, stockholders may vote their shares (1) through the Internet, (2) by making a toll-free telephone call from the U.S. and Canada to Computershare, or (3) by mailing a signed proxy card if one was requested prior to December 26, 2008. Specific voting instructions are set forth on the website indicated in the Notice of Internet Availability of Proxy Materials. Votes submitted through the Internet or by telephone through Computershare must be received by 12:00 A.M. on January 6, 2009.

Voting Shares Registered in the Name of a Brokerage Firm or Bank

Stockholders with shares registered in the name of a brokerage firm or bank should consult the information provided by their bank, broker or other holder of record for information on how they may vote their shares.

Revocation of Proxies Previously Submitted

To revoke a proxy previously submitted electronically through the Internet or by telephone, a stockholder may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked. A stockholder may revoke a proxy previously submitted by mail by notifying our Corporate Secretary in writing that the proxy has been revoked or by voting in person at the Annual Meeting.

Delivery of Notices of Internet Availability of Proxy Materials to Households

The rules promulgated by the Commission permit companies, brokers, banks or other intermediaries to deliver a single copy of our Notice of Internet Availability of Proxy Materials to households at which two or more stockholders reside (“Householding”). Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, received only one copy of our Notice of Internet Availability of Proxy Materials. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke his or her consent to Householding and receive separate Notices of Internet Availability of Proxy Materials for each stockholder sharing the same address must contact his or her broker, bank or other intermediary to revoke such consent. Stockholders may also obtain a separate Notice of Internet Availability of Proxy Materials or may receive a printed or an e-mail copy of the annual report and/or proxy statement without charge by sending a written request to Sycamore Networks, Inc., 220 Mill Road, Chelmsford, Massachusetts 01824, Attention: Investor Relations, or by calling us at (978) 250-2900. We will promptly deliver a Notice of Internet Availability of Proxy Materials, annual report and/or proxy statement upon request. Householding does not apply to stockholders with shares registered directly in their name.

Expenses and Solicitation

The cost of soliciting proxies will be borne by us. Proxies may be solicited by certain of our directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, we have retained Georgeson Shareholder Communications, Inc. (“Georgeson”) to act as our proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Georgeson a fee of approximately $6,500 plus reimbursement of reasonable out-of-pocket expenses. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

In accordance with our Amended and Restated Certificate of Incorporation, our Board of Directors (the “Board”) is divided into three classes, each of whose members serve for a staggered three-year term. Upon the expiration of the term of a class of directors, the nominees or directors in such class will be elected for three-year terms at the annual meeting of stockholders related to the fiscal year in which such term expires.

The term for our current Class III Director, Daniel E. Smith, will expire at this Annual Meeting. Mr. Smith has been nominated for election by the Board upon the recommendation of the Nominating Committee and has indicated his willingness to serve, if elected. However, if Mr. Smith should be unable or unwilling to serve, the proxies will be voted for a substitute nominee designated by the Board or for fixing the number of directors at a lesser number. If elected, Mr. Smith will hold office until the annual meeting of stockholders related to the fiscal year ended July 31, 2011 and until his successor is duly elected and qualified. Paul W. Chisholm, formerly a Class III director, resigned from the Board effective February 27, 2008. On October 16, 2008, the Board voted, upon the recommendation of the Nominating Committee, to fix the number of directors at five, eliminating the vacancy created by Mr. Chisholm's resignation.

The following table sets forth for each nominee to be elected at the Annual Meeting and for each director whose term of office will extend beyond the Annual Meeting, the year each such nominee or director was first elected a director, the age of each nominee or director, the positions currently held by each nominee or director, the annual meeting of stockholders at which each nominee's or director's current term will expire, and the class of director of each nominee or director.

Nominee or Director’s Name and Year Nominee or Director First Became a Director	Age	Position(s) Held	Annual Meeting at which Term Expires	Class of Director
Gururaj Deshpande (1998)	57	Chairman of the Board of Directors	2010	II
Daniel E. Smith (1998)	59	President, Chief Executive Officer and Director	2008	III
Robert E. Donahue (2007)	60	Director	2009	I
Craig R. Benson (2007)	54	Director	2010	II
John W. Gerdelman (1999)	56	Director	2009	I

Business Experience of Nominee

The Nominee to serve for a three-year term as Class III Director and until his successor is elected and qualified is:

Daniel E. Smith has served as our President and Chief Executive Officer and as a member of our Board since October 1998. Mr. Smith also served as our acting principal financial officer from October 3, 2007 to November 12, 2007. From June 1997 to July 1998, Mr. Smith was Executive Vice President and General Manager of the Core Switching Division of Ascend Communications, Inc., a provider of wide area network switches and access data networking equipment. Mr. Smith was also a member of the board of directors of Ascend Communications, Inc. during that time. From April 1992 to June 1997, Mr. Smith served as President and Chief Executive Officer and as a member of the board of directors of Cascade Communications Corp., a provider of wide area network switches.

Business Experience of Other Directors

Craig R. Benson has served as a director since October 2007. From January 2005 to the present, Mr. Benson has served as Chief Executive Officer of Anseri Corporation, a private company that provides wireless networking and communication products and solutions. Mr. Benson also served as Chief Executive Officer of SoftDraw Investments LLC, a private investment firm, and also taught at Babson College during that period. From January 2003 through January 2005, Mr. Benson was Governor of the State of New Hampshire. From 1999 through 2002, Mr. Benson campaigned for Governor of New Hampshire, served as Chief Executive Officer of SoftDraw Investments LLC, and taught at Babson College. In 1983, Mr. Benson co-founded Cabletron Systems, Inc., a leading provider of networking solutions, and thereafter served as Chairman and Chief Executive Officer of that company until 1997 and again from 1998 to 1999.

Gururaj Deshpande co-founded the Company and has served as the Company’s Chairman of the Board since its inception in February 1998. In August 2007, Mr. Deshpande resigned as an employee of the Company, but continues to serve as Chairman of the Board. Mr. Deshpande served as the Company’s Treasurer and Secretary from February 1998 to June 1999 and as the Company’s President from February 1998 to October 1998. Before co-founding the Company, Mr. Deshpande co-founded Cascade Communications Corp., a provider of wide area network switches. From October 1990 to April 1992, Mr. Deshpande served as President of Cascade and from April 1992 to June 1997, he served as Cascade’s Executive Vice President of Marketing and Customer Service. Mr. Deshpande was a member of the board of directors of Cascade since its inception and was chairman of the board of directors of Cascade from 1996 to 1997. Mr. Deshpande also serves on the board of directors of Airvana, Inc., a provider of network infrastructure products used by wireless carriers.

Robert E. Donahue has served as a director since July 2007. In November 2007, Mr. Donahue became a member of the board of directors of Cybersource Corporation, a leading provider of electronic payment and risk management solutions. From August 2004 to November 2007, Mr. Donahue served as the President and Chief Executive Officer of Authorize.Net Holdings, Inc., a leading transaction processing company, before it was acquired by Cybersource Corporation in November 2007. Mr. Donahue also served as a member of Authorize.Net’s board of directors from January 2004 until November 2007. From October 2004 to June 2005, Mr. Donahue was a member of the board of directors of Concord Communications, Inc., a provider of automating technology for the Internet infrastructure. From November 2003 to January 2004, Mr. Donahue provided financial consulting services to KO Instruments, Inc., an electronic instruments manufacturer. From November 2002 until November 2003, Mr. Donahue was Vice President and General Manager, Americas After Market Solutions at Celestica, Inc., an electronics manufacturing services provider. Prior to that, Mr. Donahue held a variety of senior management positions at Manufacturers Services, Ltd., an electronics manufacturing services company, from 1997 to 2002.

John W. Gerdelman has served as a director since September 1999. Since January 2004, Mr. Gerdelman has been the Executive Chairman of Intelliden Corporation, a company which he co-founded that provides software solutions that enable networks to operate more intelligently by automating network change management and enforcing business policy in network operations. From April 2002 through December 2003, Mr. Gerdelman was the Chief Executive Officer for Metromedia Fiber Networks during its bankruptcy reorganization. From January 2000 through March 2002, Mr. Gerdelman worked with several new ventures as Managing Member of Mortonsgroup, LLC. From April 1999 through December 1999, Mr. Gerdelman was President and Chief Executive Officer of USA.Net Inc. Previously, Mr. Gerdelman had served as an Executive Vice President at MCI Corporation. Mr. Gerdelman also serves on the boards of directors of Brocade Communications Systems, Inc., a storage area network company, and Proxim Wireless Corp., a broadband municipal network provider.

There are no family relationships among any of our directors, nominees or executive officers. None of the corporations or other organizations referred to above with which a director or nominee has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

Corporate Governance

Our corporate governance practices represent our firm commitment to corporate ethics, compliance with laws, financial transparency and reporting with objectivity and integrity. The Board has adopted Corporate Governance Guidelines, which include the charters of the Board’s standing committees and our Business Code of Ethics. The Corporate Governance Guidelines address, among other things, the composition and functions of the Board, director independence, Board committees, and selection of new directors. The Corporate Governance Guidelines are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices.

Business Code of Ethics

We have a Business Code of Ethics, which is applicable to all of our directors, officers, employees and contractors. If we amend or waive the Business Code of Ethics with respect to a director or executive officer, we will make public disclosure of the amendment or waiver no later than four business days following such event by either posting the occurrence on our website or by filing a Current Report on Form 8-K (or other available document) with the SEC.

The Governance Guidelines, including the committee charters and the Business Code of Ethics, are available in the Investor Relations section (under Corporate Governance) of our website at www.sycamorenet.com. Copies are also available in print to stockholders upon request, addressed to Sycamore Networks, Inc., Attn: Secretary, 220 Mill Road, Chelmsford, Massachusetts 01824.

Director Independence

The Board affirmatively determined that none of the following current or former directors has or had a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company): Robert E. Donahue, Paul J. Ferri, Paul W. Chisholm, Craig R. Benson and John W. Gerdelman. Furthermore, the Board determined that none of the members of any of the committees of the Board has a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), including in the case of the members of the Audit Committee, the heightened independence standard required for such committee members set forth in the applicable SEC rules. In determining independence, the Board has been and will be guided by the definitions of “independent director” in the listing standards of NASDAQ and applicable laws and regulations.

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Sycamore Networks, Inc., 220 Mill Road, Chelmsford, Massachusetts 01824.

All communications received as set forth in the preceding paragraph will be opened by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee, the Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

In addition, although we do not have a policy requiring director attendance at annual meetings, each of our directors is invited and encouraged to attend the Annual Meeting. One of our directors was in attendance at the 2007 Annual Meeting.

Board of Directors and Committees

During fiscal 2008, the Board held 13 meetings. Each director attended 75% or more of the aggregate meetings of the Board and committees held during the period for which he was a director or committee member, except for Mr. Donahue, who attended 69% of the meetings of the Board, and Mr. Benson, who attended 54% of the meetings of the Compensation Committee.

The Board currently has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. In addition to the standing committees, there may, from time to time, be occasions on which the Board may form a new committee or disband a current committee depending on the circumstances. The Board has determined that all of the current and former members of each of the Board’s three standing committees are independent as defined by the applicable listing requirements of NASDAQ. The members of the standing committees as of July 31, 2008 are identified in the following table:

Name of Director	Audit Committee	Compensation Committee	Nominating Committee
Gururaj Deshpande (1)
Daniel E. Smith
Robert E. Donahue (2)	Chair	X	X
Craig R. Benson (3)	X	X
John W. Gerdelman (4)	X	Chair	Chair

(1)	Effective August 1, 2007, Mr. Deshpande resigned as an employee of the Company. Mr. Deshpande continues to serve as our Chairman of the Board.
(2)	Mr. Donahue was appointed to serve on the Audit Committee and the Compensation Committee on August 29, 2007, and was elected Chairman of the Audit Committee on November 27, 2007. Mr. Donahue was appointed to the Nominating Committee on July 17, 2008.
(3)	Mr. Benson was appointed to serve on the Board on October 18, 2007, and was elected to serve as a Class II director at the 2007 Annual Meeting of Stockholders. Mr. Benson was appointed to serve on the Compensation Committee on October 18, 2007 and the Audit Committee on February 27, 2008.
(4)	Effective August 29, 2007, Mr. Gerdelman was elected Chairman of both the Compensation Committee and the Nominating Committee.

Audit Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, reviews the professional services provided by our independent registered public accounting firm, the independence of such independent registered public accounting firm from management and our annual and quarterly financial statements. The Audit Committee also reviews such other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. Mr. Gerdelman currently serves as the Financial Expert of the Audit Committee, as defined by rules of the Commission enacted under Section 407 of the Sarbanes-Oxley Act of 2002. During fiscal 2008, the Audit Committee held eight meetings. The Audit Committee is governed by a charter, a current copy of which is available in the Investor Relations section (under Corporate Governance) of our website at www.sycamorenet.com. A copy of the charter is also available in print to stockholders upon request, addressed to Sycamore Networks, Inc., Attn: Secretary, 220 Mill Road, Chelmsford, Massachusetts 01824. For additional information concerning the Audit Committee, see “Report of the Audit Committee” later in this Proxy Statement.

Compensation Committee

The Compensation Committee is responsible for reviewing the compensation for our executive officers, approving salary and bonus levels for these individuals as well as all equity compensation awards under our stock plans. The objectives of the Compensation Committee are to ensure that executive officer compensation correlates with our business objectives and financial performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success. The Compensation Committee seeks to compensate executives in a manner consistent with our short-term and long-term performance goals and to recognize individual initiative and achievement among executive officers. The Compensation Committee is also responsible for administering our equity incentive plans and for reviewing and approving all equity compensation awards under those plans. The Compensation Committee has the authority to retain and terminate any compensation consultant the Committee may use to assist in the evaluation of executive officer and director compensation. Although the Compensation Committee may consider the recommendations of our Chief Executive Officer and other executive officers in determining executive compensation, the Committee retains overall responsibility for the compensation of executive officers. During fiscal 2008, the Compensation Committee held twenty-three meetings. For additional information concerning the Compensation Committee, see the “Compensation Committee Report” and the “Compensation Discussion and Analysis” later in this Proxy Statement. The Compensation Committee is governed by a charter, a current copy of which is available in the Investor Relations section (under Corporate Governance) of our website at www.sycamorenet.com. A copy of the charter is also available in print to stockholders upon request, addressed to Sycamore Networks, Inc., Attn: Secretary, 220 Mill Road, Chelmsford, Massachusetts 01824.

Nominating Committee

The functions of the Nominating Committee include the following:

•	identifying and recommending to the Board individuals qualified to serve as directors;

•	recommending to the Board directors to serve on committees of the Board; and

•	advising the Board with respect to matters of Board composition and procedures.

The Nominating Committee is governed by a charter, a current copy of which is available in the Investor Relations section (under Corporate Governance) of our website at www.sycamorenet.com. A copy of the charter is also available in print to stockholders upon request, addressed to Sycamore Networks, Inc., Attn: Secretary, 220 Mill Road, Chelmsford, Massachusetts 01824.

In fiscal 2008, the Nominating Committee held seven meetings.

The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of that person's ownership of our stock, including the number of shares owned and the length of time of ownership; and

•

The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The stockholder recommendation and information described above must be sent to the Corporate Secretary and must be received by the Corporate Secretary not less than 120 calendar days prior to the anniversary date of the proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders. The Nominating Committee did not receive any stockholder nominee recommendations for the 2008 Annual Meeting.

The Nominating Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of our business and affairs and have a record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific knowledge, experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company.

The Nominating Committee may use any number of methods to identify potential nominees, including personal, management, and industry contacts, recruiting firms and, as described above, candidates recommended by stockholders. The Nominating Committee did not engage any third party recruiting firms to identify nominees in fiscal 2008.

Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee would contact the person. Generally, if the person expressed a willingness to be considered and to serve on the Board, the Nominating Committee would request information from the candidate, review the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conduct one or more interviews with the candidate. In certain instances, Committee members may conduct background checks, may contact one or more references provided by the candidate, may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments and may seek management input on the candidate. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the election of the nominee listed above.

PROPOSAL NO. 2

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND SYCAMORE’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ITS OUTSTANDING COMMON STOCK AT A RATIO OF (I) ONE-FOR-FIVE, (II) ONE-FOR-SEVEN, OR (III) ONE-FOR-TEN, TOGETHER WITH A CORRESPONDING REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF SYCAMORE COMMON STOCK AND CAPITAL STOCK, AT ANY TIME PRIOR TO THE DATE OF SYCAMORE’S 2009 ANNUAL MEETING OF STOCKHOLDERS, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF SYCAMORE’S STOCKHOLDERS

General

At the 2007 Annual Meeting, our stockholders approved a proposal similar to the current proposal authorizing the Board to effect a reverse stock split at any time prior to the 2008 Annual Meeting. However, during fiscal 2008, the Board did not elect to exercise its discretion to implement a reverse stock split. In order to maintain the ability to implement a reverse stock split, we are asking our stockholders to again approve an amendment to Sycamore’s Amended and Restated Certificate of Incorporation in the form set forth in Annex A to this Proxy Statement (the “Amendment”), providing for a reverse stock split of Sycamore’s outstanding common stock, par value $0.001 (the “reverse stock split” or “reverse split”), and a corresponding reduction in Sycamore’s 2,500,000,000 shares of common stock and 2,505,000,000 shares of capital stock authorized (the “authorized stock reduction”), which the Board of Directors, in its discretion, would be authorized to implement in one of the following manners (each, an “Approved Option” and collectively, the “Approved Options”):

Reverse Split Ratio	Authorized Shares of Common Stock	Authorized Shares of Capital Stock
1-for-5	500,000,000	505,000,000
1-for-7	357,142,857	362,142,857
1-for-10	250,000,000	255,000,000

A vote “FOR” Proposal No. 2 will constitute your approval of the Amendment and the authorization for the Board of Directors, in its discretion, to effect a reverse stock split and a corresponding authorized stock reduction at each of the Approved Options. If stockholders approve Proposal No. 2, the Board of Directors will have the authority, but not the obligation, to effect the reverse stock split and the corresponding authorized stock reduction at any time prior to the date of the 2009 Annual Meeting of Stockholders, without further approval or authorization of stockholders. If the Board of Directors elects to effect a reverse stock split and corresponding authorized stock reduction pursuant to one of the Approved Options, the Board of Directors will be deemed to have abandoned its authorization related to the other Approved Options. The Board of Directors may elect to implement the reverse stock split only with the corresponding authorized stock reduction provided in the Approved Options.

If Proposal No. 2 is approved by stockholders, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that implementing a reverse stock split is in the best interests of Sycamore and its stockholders. The determination as to whether the reverse stock split will be effected and, if so, pursuant to which Approved Option, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including:

•	existing and expected marketability and liquidity of Sycamore’s common stock;

•	prevailing stock market conditions;

•	business developments affecting Sycamore;

•	Sycamore’s actual or forecasted results of operations; and

•	the likely effect on the market price of Sycamore’s common stock.

If the Board of Directors determines to implement the reverse stock split, Sycamore intends to issue a press release announcing the terms and effective date of the reverse stock split and the corresponding authorized stock reduction before it files the Amendment with the Delaware Office of the Secretary of State. If the Board determines not to implement a reverse stock split prior to the date of the 2009 Annual Meeting of Stockholders, the Board authorization granted by stockholders pursuant to this Proposal No. 2 would be deemed abandoned and without any further effect. In that case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable.

On September 3, 2008, the Board of Directors adopted resolutions declaring the authorization to conduct a reverse stock split advisable and approving the Amendment providing for a reverse stock split and corresponding authorized stock reduction pursuant to each of the Approved Options, subject to stockholder approval, and authorizing any other action that the Board of Directors may deem necessary to implement the reverse stock split and corresponding authorized stock reduction, without further approval or authorization of stockholders, at any time prior to the date of the 2009 Annual Meeting of Stockholders. Under Delaware Corporate Law, approval of the Amendment requires the affirmative vote of the holders of shares of Sycamore common stock representing a majority of the votes of all of the shares outstanding as of the record date and entitled to vote on the proposal.

Purpose of the Reverse Stock Split and Authorized Stock Reduction

The primary purpose of the reverse stock split is to increase proportionately the per share trading price of Sycamore’s common stock. The Board of Directors believes that doing so may improve the perception of Sycamore common stock as an investment and enable Sycamore common stock to appeal to a broader range of investors. Sycamore believes that a number of institutional investors may be unwilling to invest, and in some cases, have internal policies prohibiting them from investing, in lower priced stocks. Sycamore also believes that many brokerage firms may be reluctant to recommend lower priced stocks to their clients. Because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of Sycamore’s common stock can result in stockholders paying transaction costs that are a higher percentage of their total share value than would be the case if Sycamore’s common stock were priced substantially higher. This may limit the willingness of investors to purchase Sycamore common stock. By effecting a reverse stock split, Sycamore believes it may be able to raise the trading price of its common stock to a level at which Sycamore’s common stock could be viewed more favorably by potential investors. If the reverse stock split results in an increased trading price and increased investor interest, the Board of Directors believes that stockholders may benefit from improved trading liquidity of Sycamore’s common stock.

An additional purpose of the reverse stock split is to reduce proportionately the number of shares of Sycamore common stock issued and outstanding. As of September 30, 2008, a total of 283,869,946 shares of common stock were issued and outstanding. The Board of Directors believes that a reduction in the number of shares outstanding through a reverse stock split may permit a more meaningful comparison by investors of Sycamore’s results of operations in the future, particularly relating to period-to-period comparisons of per share net earnings or net loss measures. In connection with the reduction in number of shares of Sycamore common stock issued and outstanding pursuant to the reverse stock split, the Board of Directors believes it advisable to amend the Amended and Restated Certificate of Incorporation to reduce correspondingly Sycamore’s authorized capital stock and common stock.

If approved by stockholders, the Board will consider those market or business factors that it deems relevant in determining whether, when and at which Approved Option to implement a reverse stock split. These factors, including the stock market conditions and the trading price of Sycamore’s common stock, are dynamic and subject to fluctuation. Given the time and expense associated with convening a special meeting of stockholders, which would be required to consider a reverse stock split at a later time, the Board of Directors has determined that it is most efficient to seek stockholder approval of a reverse stock split for each Approved Option at this Annual Meeting.

Effect of the Reverse Stock Split and Authorized Stock Reduction

If approved by stockholders and implemented by the Board of Directors, as of the effective time of the Amendment, each issued and outstanding share of Sycamore common stock would immediately and automatically be reclassified and reduced into one-fifth, one-seventh or one-tenth of a share of Sycamore common stock, depending upon the Approved Option selected by the Board.

Except to the extent that the reverse stock split would result in any stockholder receiving cash in lieu of fractional shares described below, the reverse stock split will not:

•	affect any stockholder’s percentage ownership interest in Sycamore;

•	affect any stockholder’s proportionate voting power;

•

substantially affect the voting rights or other privileges of any stockholder, unless the stockholder holds fewer than five, seven or ten shares of Sycamore common stock, in which case, depending upon the Approved Option, such stockholder would receive cash for all of his or her Sycamore common stock held before the reverse stock split and would cease to be a Sycamore stockholder following the reverse stock split; or

•	alter the relative rights of common stockholders, warrant holders or holders of equity compensation plan awards.

Depending upon the Approved Option selected by the Board of Directors, the principal effects of the reverse stock split will be that:

•	the number of shares of common stock issued and outstanding will be reduced by a factor of five, seven or ten;

•	for outstanding stock options, the per share exercise price will be increased by a factor of five, seven or ten, and the number of shares issuable upon exercise will be reduced by the same factor;

•

for all outstanding restricted stock awards, restricted stock units, performance share units, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of Sycamore common stock, the number of shares issuable will be reduced by a factor of five, seven or ten; and

•	the number of shares authorized and reserved for issuance under Sycamore’s existing equity compensation plans and employee stock purchase plan will be reduced by a factor of five, seven or ten.

If the reverse stock split is implemented, the Amendment also would proportionately reduce the number of shares of Sycamore common stock and capital stock authorized under Sycamore’s Amended and Restated Certificate of Incorporation. The Amendment would not proportionately reduce the number of shares of Sycamore preferred stock authorized, which will remain at 5,000,000. Depending upon the Approved Option used in the reverse stock split, the 2,500,000,000 shares of Sycamore common stock and 2,505,000,000 shares of Sycamore capital stock currently authorized would be reduced as follows:

Reverse Split Ratio	Authorized Shares of Common Stock	Authorized Shares of Capital Stock
1-for-5	500,000,000	505,000,000
1-for-7	357,142,857	362,142,857
1-for-10	250,000,000	255,000,000

Sycamore’s common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, and Sycamore is subject to the periodic reporting and other requirements thereof. Following the effective time of the reverse stock split, Sycamore will continue to be subject to these periodic reporting and other requirements.

Fractional Shares

Stockholders will not receive fractional shares in connection with the reverse stock split. Instead, Sycamore’s transfer agent will aggregate all fractional shares collectively held by Sycamore stockholders into whole shares and arrange for them to be sold on the open market. Stockholders otherwise entitled to fractional shares will receive a cash payment in lieu thereof in an amount equal to the stockholder’s pro rata share of the total net proceeds of these sales. Stockholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date the stockholder receives his or her cash payment. The proceeds will be subject to certain taxes as discussed below.

Stockholders holding fewer than the following number of shares of Sycamore common stock will receive only cash in lieu of fractional shares and will no longer hold any shares of Sycamore common stock as of the effective time of the Amendment:

•	five shares, assuming a one-for-five reverse stock split;

•	seven shares, assuming a one-for-seven reverse stock split; and

•	ten shares, assuming a one-for-ten reverse stock split.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effective Time and Implementation of the Reverse Stock Split and Authorized Stock Reduction

The effective time for the reverse stock split and the corresponding authorized stock reduction will be the date on which Sycamore files the Amendment with the Delaware Office of the Secretary of State or such later date and time as specified in the Amendment, provided that the effective date must precede the date of the 2009 Annual Meeting of Stockholders.

Sycamore will notify its stockholders as to the filing of the Amendment as soon as practicable after the date thereof. Sycamore intends, at such time, to request that stockholders surrender to Sycamore’s transfer agent, Computershare Trust Company, their certificates representing shares of pre-reverse stock split Sycamore common stock in exchange for the applicable number of shares of post-reverse stock split common stock, together with any cash payment in lieu of fractional shares. In lieu of issuing new certificates representing shares of post-reverse stock split common stock Sycamore intends to reflect all exchanges using book-entry shares. Stockholders wishing to receive certificates representing their post-reverse stock split common stock will be able to specifically request new certificates instead of book-entry shares. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for book-entry shares representing shares of post-reverse stock split common stock. Stockholders who do not have stock certificates for surrender and exchange will have their accounts automatically adjusted in order to reflect the number of shares of common stock they hold as a consequence of the reverse stock split.

STOCKHOLDERS SHOULD NOT SURRENDER OR DESTROY ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The reverse stock split will not affect the par value of a share of Sycamore’s common stock. As a result of the corresponding authorized stock reduction, however, at the effective time of the reverse stock split, the stated capital attributable to common stock on Sycamore’s balance sheet will be reduced proportionately based on the

Approved Option implemented by the Board (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Appraisal Rights

Under the Delaware General Corporation Law, Sycamore’s stockholders are not entitled to appraisal rights with respect to the reverse stock split.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal No. 2, you should consider the following risks associated with the implementation of the reverse stock split:

•

Effecting the reverse stock split may not attract institutional or other potential investors to purchase Sycamore’s common stock, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

•

The price per share of Sycamore’s common stock after the reverse stock split may not reflect the Approved Option implemented by the Board of Directors and the price per share following the effective time of the reverse stock split may not be maintained for any period of time following the reverse stock split. For example, based on the closing price of Sycamore’s common stock on September 30, 2008 of $3.23 per share, if the reverse stock split was implemented at an Approved Option of 1-for-10, there can be no assurance that the post-split trading price of Sycamore’s common stock would be $32.30, or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of Sycamore’s common stock following a reverse stock split may be lower than before the reverse stock split.

•	The trading liquidity of Sycamore’s common stock could be adversely affected by the reduced number of shares outstanding after a reverse stock split.

If a reverse stock split is implemented by the Board of Directors, some stockholders may consequently own less than 100 shares of Sycamore common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the reverse stock split may be required to pay higher transaction costs if they should then determine to sell their shares of Sycamore common stock.

Certain United States Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain United States federal income tax consequences of the proposed reverse stock split generally applicable to beneficial holders of shares of Sycamore’s common stock. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets (generally, property held for investment). This discussion does not address all United States federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as:

•	certain financial institutions;

•	insurance companies;

•	real estate investment trusts or regulated investment companies;

•	dealers or traders in securities or currencies;

•	tax-exempt entities;

•	holders that are liable for the alternative minimum tax under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”);

•	holders that acquired common shares in connection with the exercise of employee stock options or otherwise as compensation for services;

•	holders that will hold Sycamore’s shares as part of a “hedging” or “conversion” transaction or as a position in a “straddle” for U.S. federal income tax purposes;

•	holders that have a “functional currency” other than the U.S. dollar;

•	holders that own or are deemed to own ten percent or more of Sycamore’s voting shares; or

•	partnerships or other entities classified as partnerships for U.S. federal income tax purposes, and beneficial owners in such partnerships or other entities.

The following summary is based upon the provisions of the Internal Revenue Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its own tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split.

Exchange Pursuant to Reverse Stock Split

No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split, except to the extent of cash, if any, received in lieu of fractional shares. See “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor. The basis of each individual post-reverse stock split share received will be determined by reference to the basis of the pre-reverse stock split shares exchanged therefor. The holding period (or periods) of the post-reverse stock split shares will be determined by reference to the holding period (or periods) of the pre-reverse stock split shares exchanged therefor. Stockholders that acquired different blocks of pre-reverse stock split shares at different times or prices are urged to consult with their own tax advisors regarding the determination of their tax basis and holding period (or periods) under applicable Treasury Regulations in the post-reverse stock split shares received in exchange.

Cash in Lieu of Fractional Shares

A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute long-term capital gain or loss if the holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations.

Board Discretion to Implement the Reverse Stock Split and Authorized Stock Reduction

If Proposal No. 2 is approved by stockholders, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that a reverse stock split is in the best interests of Sycamore and its stockholders. The Board’s determination as to whether the reverse stock split will be effected and, if so, at which

Approved Option, will be based upon certain factors, including existing and expected marketability and liquidity of Sycamore’s common stock, prevailing stock market conditions, business developments affecting Sycamore, actual or forecasted results of operations and the likely effect on the market price of Sycamore’s common stock.

If the Board of Directors determines to implement the reverse stock split, Sycamore intends to issue a press release announcing the Approved Option, the record date and the effective date of the reverse stock split before it files the Amendment with the Delaware Office of the Secretary of State. If the Board does not implement a reverse stock split and corresponding authorized stock reduction prior to the date of the 2009 Annual Meeting of Stockholders, the authorization granted by stockholders pursuant to this Proposal No. 2 would be deemed abandoned and without any further effect. In that case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems it to be advisable.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that our stockholders vote “FOR” the authorization of the Board of Directors, in its discretion, to amend Sycamore’s Amended and Restated Certificate of Incorporation to effect the reverse stock split and the authorized stock reduction in accordance with this Proposal No. 2, at any time prior to the date of Sycamore’s 2009 Annual Meeting of Stockholders, without further approval or authorization from Sycamore’s stockholders.

PROPOSAL NO. 3

APPROVAL OF THE 2009 STOCK INCENTIVE PLAN

General

We are asking our stockholders to approve the 2009 Stock Incentive Plan at the Annual Meeting (in this proposal, the “2009 Plan”). On November 10, 2008, the Board approved the 2009 Plan, subject to stockholder approval. If approved by the stockholders, the 2009 Plan will replace our 1999 Stock Incentive Plan, as amended (the “1999 Plan”).

As of September 30, 2008, we had 118,104,874 shares reserved for issuance of awards under the 1999 Plan. Of those 118,104,874 currently reserved shares, we are asking that only 28,000,000 be made available for issuance of awards under the 2009 Plan, which, if approved by the stockholders, would represent a reduction to our share reserve of approximately 76%. The number of shares available for issuance of awards under the 2009 Plan will also include, as of the Effective Date of the 2009 Plan, the number of shares of common stock subject to outstanding options under our Prior Plans (identified below) to the extent that such options expire or otherwise terminate without shares of common stock being issued pursuant to the options (together with the 28,000,000 requested shares, the “Available Shares”). As of September 30, 2008, we had 21,664,409 shares of common stock subject to outstanding options under the Prior Plans. We may continue to issue awards to officers and employees under the 1999 Plan through the date of the Annual Meeting as the Compensation Committee deems appropriate.

We presently anticipate that the number of Available Shares under the 2009 Plan will be sufficient for issuance of awards under our equity compensation program for at least three years.

If the 2009 Plan is approved by the stockholders, the 1999 Plan will be suspended, and no additional awards will be made under the 1999 Plan. If the 2009 Plan as proposed is not approved by our stockholders, awards will continue to be made under the 1999 Plan through October 20, 2009, the expiration date of the 1999 Plan.

Why You Should Vote for the 2009 Plan

Our 1999 Plan is Expiring

Equity awards are currently made to officers and employees from our 1999 Plan. On October 20, 2009, the 1999 Plan will expire and we will be unable to issue equity awards unless our stockholders approve a new stock plan. We anticipate that we will have difficultly attracting, retaining, and motivating officers and employees if we are unable to make equity awards to them. In addition, we believe that equity awards are an effective compensation vehicle because they offer significant potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the 2009 Plan.

Equity Incentives are an Important Part of our Compensation Philosophy

Approval of the 2009 Plan is critical to our ongoing effort to create stockholder value. As discussed in the Compensation Discussion and Analysis later in this Proxy Statement, equity-based incentives are an integral part of our compensation program. We grant stock options to all of our U.S.–based employees upon joining the Company and, as of September 30, 2008, approximately 78% of our outstanding stock options were held by rank and file employees. We believe we must continue to offer a competitive equity compensation plan in order to attract, retain and motivate the talent necessary to successfully grow the Company.

We Manage Our Option Use Carefully and Dilution Is Trending Down

We manage our long-term stockholder dilution by limiting the number of equity award shares granted each year. The Compensation Committee monitors our annual burn rate, total dilution, and related stock-based compensation expense and grants only the number of equity awards it determines necessary to attract, reward, and retain employees. Our commitment to a carefully managed equity incentive program is demonstrated by the following facts:

•

Our use of equity awards has been relatively modest in recent years. Our average annual gross burn rate over the three year period ending July 31, 2008 was 1.23%, which is substantially below the 4.7% average gross burn rates of similarly situated companies during that period as reported in Radford’s 2008 Equity Trends Report for High Technology Companies with Revenue Between $50 Million and $200 Million.

•

Our use of equity awards has remained modest despite a significant increase in employee numbers during that same period. Specifically, during the three year period ending July 31, 2008, we added 246 employees, a net increase in employees of approximately 101%.

The 2009 Plan Combines Compensation and Governance Best Practices

Some of the key features of the 2009 Plan that are designed to protect our stockholders’ interests and to reflect corporate governance best practices are as follows:

•

Continued broad-based eligibility for equity awards. We grant equity awards to substantially all of our employees. Each of our U.S.-based employees is granted stock options upon joining the Company and we may grant additional equity awards to employees on an annual basis. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the Company.

•

Plan limits. Total awards under the 2009 Plan are limited to the Available Shares. There is no evergreen provision under the 2009 Plan. By way of comparison, our 1999 Plan had 118,104,874 shares available for future grant at September 30, 2008 and contains an evergreen provision that permits the Board to add up to 5% of our outstanding shares to the 1999 Plan annually. Under this provision, the Board could have added an additional 42,140,239 shares to the 1999 Plan over the last three years alone. If the 2009 Plan is approved by the stockholders, shares remaining authorized and available for issuance under the 1999 Plan will no longer be available for issuance. Because the 2009 Plan authorizes a maximum number of shares, stockholder approval would be required to issue any shares in excess of the Available Shares.

•

Reasonable share counting provisions. In general, when awards granted under the 2009 Plan expire or are cancelled, the shares reserved for those awards will be returned to the share reserve and be available for future issuance under the 2009 Plan. However, shares of common stock received from the exercise of stock options or withheld for taxes will not be returned to the share reserve.

•	Option exercise price. Under the 2009 Plan, the exercise price per share of stock options may not be less than 100% of the fair market value on the date of grant.

•

Repricing is not allowed. Under the 2009 Plan, repricing of stock options (including reduction in the exercise price of stock options or replacement of an award with cash or another award type) is prohibited without prior shareholder approval.

•

Minimum vesting periods. The 2009 Plan provides that restricted stock, restricted stock units and other stock-based awards that are subject to time-based vesting conditions generally may not vest in full in less than three years from the date of grant. In addition, restricted stock, restricted stock units and other stock-based awards that are subject to performance-based vesting conditions generally may not vest in full in less than one year from the date of grant. These minimum vesting periods are subject to exceptions where vesting has occurred due to a participant’s death, disability or retirement, or in connection with a change in control of the Company. Only a limited number of shares, equaling 10% of the shares authorized under the 2009 Plan, can be granted with, or subsequently modified to contain, terms that do not meet the minimum vesting period restrictions above.

•

Limitations on Amendments. The 2009 Plan requires stockholder approval for material amendments to the Plan, including (i) a material increase to the benefits accrued to participants under the Plan, (ii) a material increase to the number of securities which may be issued under the Plan, (iii) a material expansion of the class of individuals eligible to participate in the Plan, or (iv) an extension to the term of the Plan.

Description of the 2009 Plan

A description of the principal features of the 2009 Plan is set forth below. The summary is qualified in its entirety by the detailed provisions of the 2009 Plan, a copy of which is attached to this Proxy Statement as Annex B.

Purpose. The 2009 Plan is intended to provide incentives to the Company’s officers, directors, and employees by providing them with opportunities to acquire a direct proprietary interest in the operations and future success of the Company.

Effective Date. The 2009 Plan will become effective on the date on which it is approved by the stockholders (the “Effective Date”).

Types of Awards. The 2009 Plan provides for the following types of awards: (i) incentive stock options, (ii) non-qualified stock options, (iii) restricted stock awards, (iv) restricted stock units, (v) performance stock awards, (v) and other stock-based awards (collectively, “Awards”).

Administration. Our Board, or a committee of the Board consisting of at least two members of the Board, will administer the 2009 Plan. The Board may delegate responsibility for administration of the Plan to different committees, subject to any limitations the Board deems appropriate. The Board, or any two member committee of the Board (hereinafter, the “Committee”), has full authority to administer the Plan, including authority to interpret and construe any relevant provisions of the Plan, to adopt rules and regulations that it deems necessary, to determine which individuals are eligible to participate and/or receive Awards under the Plan, to determine the amount and/or number of shares subject to the Award, and to determine the terms of the Award (which need not be identical). The Committee may delegate its authority to grant Awards under the 2009 Plan to one or more of the Company’s executive officers to the extent permitted by applicable law, provided the grantees are not executive officers or directors of the Company.

The Committee has the power to approve the form of Award agreements, and to amend or adopt sub-plans to permit employees who reside outside the United States to participate in the 2009 Plan. The Committee does not have authority under the 2009 Plan to reduce the exercise or purchase price of any outstanding Award or to cancel and re-grant an outstanding Award if such action would reduce the exercise or purchase price of the Award, in either case, absent prior approval of the stockholders for such an action.

The Board has delegated administration of the 2009 Plan to the Compensation Committee, subject to stockholder approval of the 2009 Plan.

Stock Subject to the 2009 Plan. The common stock issued or to be issued under the 2009 Plan consists of authorized but unissued shares or issued shares that have been reacquired by the Company in any manner. Subject to adjustment made in connection with a recapitalization, change in control and certain other events set forth in the 2009 Plan, the maximum number of shares subject to Awards which may be issued pursuant to the Plan is (i) 28,000,000 shares of common stock, plus (ii) the number of shares of common stock, as of the Effective Date of the 2009 Plan, covered by issued and outstanding Awards granted under the Company’s 1999

Plan and the Company’s 1998 Stock Incentive Plan (collectively, the “Prior Plans”) that are not exercised or are forfeited, lapse or expire, or otherwise terminate without delivery of any common stock subject thereto. In addition, if any Award granted under the 2009 Plan is not exercised or is forfeited, lapses or expires, or otherwise terminates without delivery of any common stock subject thereto, the shares subject to such Award will again be available for future grants of Awards under the Plan. The number of shares of common stock available for issuance under the 2009 Plan will not be increased by any shares tendered or Awards surrendered in connection with the purchase of shares of common stock upon exercise of an option or any shares of common stock deducted or forfeited from an award in connection with our withholding obligations.

Restrictions. Subject to the provisions of the 2009 Plan, restricted stock, restricted stock units, and other stock-based awards (“Full Value Awards”) that are subject to time-based vesting conditions may not vest in full in less than three years from the date of grant. Full Value Awards subject to performance-based vesting conditions may not vest in full in less than one year from the date of grant. In addition, unless otherwise provided in the Plan, the Committee may not waive existing restrictions or conditions applicable to Awards under the Plan. These vesting provisions are subject to exceptions where vesting occurs due to (i) a participant’s death, disability or retirement, or (ii) in connection with a change in control of the Company. In addition, and notwithstanding the above, the Committee may, in its discretion, provide for continued vesting of Awards upon a participant’s separation of service from the Company. Only a limited number of shares, equaling 10% of the shares authorized under the 2009 Plan, can be granted with, or subsequently modified to contain, terms that do not meet the vesting period restrictions above.

Eligibility and Limitations on Grants. Awards under the 2009 Plan may be made to employees, officers, directors and consultants of the Company or any present or future parent or subsidiary of the Company or other business venture in which the Company has a substantial interest (“Related Entities”). Awards made to non-employee directors under the 2009 Plan may only be granted and administered by a committee meeting the independence requirements of the exchange on which the Company’s common stock is listed. Subject to adjustments for stock splits and similar events, the maximum number of shares of common stock subject to options that can awarded to any eligible individual under the 2009 Plan is 2,000,000 per calendar year, and the maximum number of shares of common stock subject to Full Value Awards that can be awarded to any eligible individual under the 2009 Plan is 1,000,000 per calendar year.

Terms of Options. The 2009 Plan permits grants of stock options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code (the “Code”) and stock options that do not qualify as ISOs (“non-qualified” options). Options granted under the 2009 Plan will be non-qualified options if they fail to qualify as ISOs or exceed the annual limit on ISOs. Only employees of the Company may receive ISOs. Non-qualified options may be granted to any persons eligible to receive ISOs and to directors and consultants of the Company. The exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant (for an incentive stock option, 110% if the optionee is a 10% holder of our common stock). The term of option will not be longer than ten years (or, in the case of a 10% owner of our common stock, five years if the option is an ISO) and may be subject to restrictions on transfer.

Options may be exercised in whole or in part with written or electronic notice to the Company’s delegate for receipt of such notice, accompanied by full payment of the exercise price for the number of shares being purchased. Subject to the discretion of the Committee, the exercise price may be paid in cash, by check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of common stock, by a “net exercise arrangement”, or any other form of legal consideration deemed acceptable by the Committee.

Options generally terminate ninety days after termination of an optionee’s service or as set forth in the option agreement. The optionee may have longer to exercise when termination is due to disability or death. No option may be exercised beyond the expiration of its term. The ability to exercise options may be accelerated by the Committee, subject to compliance with the provisions of the 2009 Plan.

Terms of Restricted Stock. The 2009 Plan permits grants of restricted stock entitling recipients to acquire shares of the Company’s common stock, subject to the right of the Company to require forfeiture of such shares in the event that conditions specified by the Committee in the applicable award agreement are not satisfied. Subject to the provisions of the 2009 Plan, the Committee will determine the terms and conditions of any restricted stock award, including the grant date and vesting schedule for the award.

Terms of Restricted Stock Units. The 2009 Plan permits awards of restricted stock units entitling recipients to acquire shares of the Company’s common stock (or the cash equivalent) in the future. Subject to the provisions of the 2009 Plan, the Committee will determine the terms and conditions of any restricted stock unit award, including the grant date and vesting schedule for the award.

Other Stock-Based Awards. The 2009 Plan permits awards of shares of the Company’s common stock, and other awards that are valued by reference to, or are otherwise based on, shares of the Company’s common stock or property, including awards entitling recipients to receive shares of the Company’s common stock in the future. Such awards may also be available as a form of payment in the settlement of other awards granted under the 2009 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Subject to the discretion of the Committee, the awards may be paid in shares of common stock or cash. Subject to the provisions of the 2009 Plan, the Committee will determine the terms and conditions of such other stock-based awards, including any purchase price that may be applicable to the award.

Performance Awards. Under the 2009 Plan, certain restricted stock awards, restricted stock unit awards and other stock-based awards may be subject to the achievement of performance goals. For performance awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, the vesting and/or delivery of shares for such awards will occur upon achievement of one or more of the following objective performance measures, as determined by the Committee in its discretion: earnings per share, return on average equity or average assets in relation to a peer group of companies designated by the Committee, earnings, earnings growth, earnings before interest, taxes and amortization (EBITA), operating income, gross or product margins, revenues, expenses, stock price, market share, reductions in non-performing assets, return on sales, assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, net cash provided from continuing operations, stock price appreciation, total shareholder return, cost control, strategic initiatives, net operating profit after tax, pre-tax or after-tax income, cash flow, or a combination of one or more of the these measures, which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. These performance measures may be adjusted to exclude the effect of various events that may occur during the performance period, including: extraordinary items and any other unusual or non-recurring items; discontinued operations; gains or losses on the dispositions of discontinued operations; the cumulative effects of changes in accounting principles; the writedown of any asset; and charges for restructuring and rationalization programs. In addition, such performance measures:

•	may vary by participant and may be different for different performance awards;

•

may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Committee; and

•	shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of Section 162(m) of the Code.

Notwithstanding any other provision of the Plan, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to performance awards intended to qualify as performance-based compensation under 162(m) of the Code, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the participant or a change in control of the Company.

Awards that are not intended to qualify as performance-based compensation under 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Adjustments and Recapitalization. In the event that any change is made to the shares of common stock issuable under the 2009 Plan, whether through merger, consolidation, stock split, stock dividend, extraordinary cash dividend, recapitalization, combination of shares, exchange of shares, or other similar event, then appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and, if applicable, price per share in effect under each outstanding Award under the Plan, and (iii) the maximum number of shares issuable to one individual in a calendar year under the Plan.

Change in Control Provisions. In the event of a change in control of the Company, outstanding Awards may be assumed, continued or substituted by the successor corporation. If the successor corporation does not assume, continue or substitute such Awards, then all Awards held by a participant, immediately prior to the effectiveness of the change in control, will become fully vested and exercisable.

Notwithstanding the foregoing, in the event of a change in control, all outstanding Awards held by the participant will, immediately prior to the effectiveness of the change in control, become vested and exercisable as to an additional number of shares equal to the number of shares that would have become vested and exercisable on the date twelve months after the effectiveness of the change in control. If the participant has been employed by the Company for less than twelve months immediately prior to the change in control, the number of vested and exercisable shares will be increased by the number of shares that would have become vested and exercisable on the date six months after the consummation of the change in control. In addition, if, within six months following the change in control, the successor corporation terminates the employment of the participant without cause, all Awards held by the participant will become fully vested and exercisable.

Under the 2009 Plan, a “change in control” generally means any of the following events: (i) a person (as defined by Sections 13(d) and 14(d) of the Exchange Act, as amended) becomes the beneficial owner of securities representing 35% or more of the combined voting power of the Company’s then outstanding securities; (ii) the Company’s incumbent directors cease to constitute a majority of the Board; (iii) a consummated merger or consolidation of the Company with any other corporation; or (iv) the stockholders approve a plan of liquidation or dissolution or an agreement for the sale of all or substantially all of the Company’s assets.

Term and Amendment of the Plan. The 2009 Plan is scheduled to expire ten years from the Effective Date of the Plan. The Board may amend or modify the 2009 Plan in any respect to the extent the amendment or modification does not adversely affect a holder’s rights under any outstanding Award without the holder’s consent; however, stockholder approval is required for any amendment that (i) materially increases the benefits accrued to participants under the Plan, (ii) materially increases the number of securities which may be issued under the Plan, (iii) materially expands the class of individuals eligible to participate in the Plan, or (iv) extends the term of the Plan. In addition, certain amendments may, as determined by the Board in its discretion, require stockholder approval pursuant to applicable laws, rules or regulations, including any applicable exchange on which our common stock is listed.

Tax Withholding. Participants in the 2009 Plan are responsible for the payment of any foreign, federal or state tax that we are required by law to withhold upon any exercise or vesting of an award. Subject to the discretion of the Committee, participants may satisfy such tax obligations by delivery of shares of common stock, including shares retained from the Award creating the tax obligations, valued at their fair market value. The Company may, to the extent permitted by law, deduct such tax obligations from any payment of any kind otherwise due to the participant.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2009 Plan. It does not describe all federal tax consequences under the 2009 Plan, nor does it discuss state, local or foreign tax consequences.

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and more than one year after the exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options. No taxable income is recognized by an optionee upon the grant of a nonstatutory stock option. Upon exercise, the optionee will recognize ordinary income equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Assuming we comply with Section 162(m) of the Code, we will be entitled to an income tax deduction in the tax year in which the optionee recognizes the ordinary income. When the optionee disposes of shares granted as a nonstatutory stock option, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while common stock is subject to restrictions will be subject to withholding taxes. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a tax deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units under the 2009 Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a tax deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Awards. The award of a performance award will have no federal income tax consequences for us or the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a tax deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280(G). To the extent payments that are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and our deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A. The Company intends for awards granted under the 2009 Plan to comply with Section 409A of the Code.

New Plan Benefits

Because the 2009 Plan will not be effective unless and until it is approved by the stockholders, no Awards have been granted under the 2009 Plan. The participants and types of Awards under the 2009 Plan are subject to the discretion of the Committee and, as a result, the benefits or amounts that will be received by any participant or groups of participants if the 2009 Plan is approved are currently not determinable. As of July 31, 2008, there were 6 executive officers, 4 non-employee directors, and approximately 486 employees who were eligible to participate in the 2009 Plan. As of the Record Date, the closing price per share of our common stock was $2.77.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that our stockholders vote “FOR” the 2009 Stock Incentive Plan.

PROPOSAL NO. 4

APPROVAL OF THE 2009 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

General

We are asking our stockholders to approve the 2009 Non-Employee Director Stock Option Plan at the Annual Meeting (in this proposal, the “2009 Director Plan”). On November 10, 2008, the Board approved the 2009 Director Plan, subject to stockholder approval. If approved by the stockholders, the 2009 Director Plan will replace our 1999 Non-Employee Director Stock Option Plan, as amended (the “1999 Director Plan”).

As of September 30, 2008, we had 1,470,000 shares reserved for issuance of awards under the 1999 Director Plan. We are asking that only 1,200,000 shares be reserved for issuance of awards under the 2009 Director Plan. The number of shares available for issuance of awards under the 2009 Director Plan will also include, as of the Effective Date of the Plan, the number of shares of common stock subject to outstanding options under the 1999 Director Plan to the extent that such options expire or otherwise terminate without shares of common stock being issued pursuant to the options (together with the 1,200,000 requested shares, the “Available Director Shares”). As of September 30, 2008, we had 540,000 shares of common stock subject to outstanding options under the 1999 Director Plan. We presently anticipate that the number of Available Director Shares under the 2009 Plan will be sufficient for issuance of awards under our non-employee director equity compensation program for at least three years.

If the 2009 Director Plan is approved by the stockholders, the 1999 Director Plan will be suspended, and no additional awards will be made under that Plan. If the 2009 Director Plan as proposed is not approved by our stockholders, awards will continue to be made under the 1999 Director Plan through August 17, 2009, the expiration date of the 1999 Director Plan.

Plan Highlights

The Board believes that approval of the 2009 Director Plan is in the best interests of the Company and its stockholders and that the Plan is preferable to our existing 1999 Director Plan. Some of the key features of the 2009 Director Plan are as follows:

•

Automatic grants and vesting. The 2009 Director Plan provides for grants of non-qualified stock options to our non-employee directors upon their initial election to the Board and immediately following each annual meeting of stockholders. The stock option awards are automatic, and the number of stock options to be awarded and vesting terms are fixed. The stock options described herein are the only awards that may be granted to non-employee directors under the 2009 Director Plan.

•

Plan limits. Total awards under the 2009 Director Plan are limited to the Available Director Shares. By way of comparison, our 1999 Director Plan had 1,470,000 shares available for issuance at September 30, 2008 and contains a provision for automatic increases to the share reserve such that the total number of common shares available for issuance is equal to 1,500,000 shares at the beginning of each fiscal year. The 2009 Director Plan contains no such provision, and if the 2009 Director Plan is approved by the stockholders, shares remaining authorized and available for issuance under the 1999 Plan will no longer be available for issuance. Because the 2009 Director Plan authorizes a maximum number of shares, stockholder approval would be required to issue any shares in excess of the Available Director Shares.

•

Reasonable share counting provisions. In general, when stock options granted under the 2009 Director Plan expire or are cancelled, the shares reserved for those stock options will be returned to the share reserve and be available for future issuance under the Plan. However, shares of common stock received from the exercise of stock options will not be returned to the share reserve.

•	Option exercise price. Under the 2009 Director Plan, the exercise price per share of stock options may not be less than 100% of the fair market value on the date of grant.

•

Repricing is not allowed. Under the Director 2009 Plan, repricing of stock options (including reduction in the exercise price of stock options or replacement of an award with cash or another award type) is prohibited without prior shareholder approval.

•

Limitations on Amendments. The 2009 Director Plan requires stockholder approval for material amendments to the Plan, including (i) a material increase to the benefits accrued to participants under the Plan, (ii) a material increase to the number of securities which may be issued under the Plan, (iii) a material expansion to the class of individuals eligible to participate in the Plan, or (iv) an extension to the term of the Plan.

Description of the 2009 Director Plan

A description of the principal features of the 2009 Director Plan is set forth below. The summary is qualified in its entirety by the detailed provisions of the 2009 Director Plan, a copy of which is attached to this Proxy Statement as Annex C.

Purpose. The 2009 Director Plan is intended to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees of the Company to serve as members of the Board.

Effective Date. The 2009 Director Plan will become effective on the date which it is approved by the stockholders (the “Effective Date”).

Available Shares. Subject to adjustment made in connection with a recapitalization and certain other events set forth in the 2009 Director Plan, the total number of shares subject to options (“Options”) which may be issued under the 2009 Director Plan is (i) 1,200,000 shares of our common stock, plus (ii) as of the Effective Date of the Plan, the number of shares of common stock subject to Options covered by any issued and outstanding Options granted under the Company’s 1999 Director Plan (the “Prior Plan”) that are not exercised, expire or otherwise terminate without delivery of any common stock subject thereto. In addition, if any Options granted under the 2009 Director Plan are not exercised, expire or otherwise terminate without delivery of any common stock subject thereto, the shares reserved for those Options will again be available for grants of Options under the Plan. The number of shares of common stock available for issuance under the 2009 Director Plan will not be increased by any shares tendered or awards surrendered in connection with the purchase of shares of common stock upon exercise of an Option.

Administration. Unless otherwise provided for by the Board, the 2009 Director Plan will be administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of the 2009 Director Plan, the Committee has the power to construe the Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

Automatic Grants of Options. The 2009 Director Plan provides, subject to the availability of shares under the Plan, that (a) each non-employee director of the Company shall be automatically granted on the date such person is first elected to the Board, without further action by the Committee, a non-qualified Option to purchase 90,000 shares of our common stock (an “Initial Option”), and (b) each non-employee director who is serving as a director of the Company immediately following each annual meeting of stockholders, beginning with the 2008 Annual Meeting, shall automatically be granted on each such annual meeting date an Option to purchase 30,000 shares of our common stock (an “Annual Option”). These Options are the only stock options that may be granted at any time to a non-employee director under the 2009 Director Plan.

Terms of Options. The exercise price per share of an Option must be 100% of the fair market value of the stock subject to the Option on the date the Option is granted. Subject to the provisions of the 2009 Director Plan, the Committee may not, without prior stockholder approval, reduce the exercise price of any outstanding Option under the Plan or cancel and re-grant any outstanding Option under the Plan that has the effect of reducing the exercise price per share of such Option. All Options granted under the 2009 Director Plan have a ten year term and are subject to restrictions on transfer. Subject to the non-employee director’s continuous service on the Board during the applicable vesting period, each Initial Option vests in equal annual installments over three years, and each Annual Option vests in the sooner of one year or the date of the next annual meeting of stockholders.

Options may be exercised in whole or in part with written or electronic notice to the Company’s delegate for receipt of such notice, accompanied by full payment of the exercise price for the number of shares being purchased. Subject to the discretion of the Committee, the exercise price may be paid in cash or by check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of common stock, or any other form of legal consideration deemed acceptable by the Committee.

Options generally terminate ninety days after the non-employee director ceases to be a member of the Board or as set forth in the Option agreement. In the event a non-employee director ceases to be a member due to disability or death, all unexercised Options become fully vested and exercisable by the non-employee director (or, in the event of death, the non-employee director’s personal representative, heir or legatee) until the Option expires. No Option may be exercised beyond the expiration of its term.

Stock Dividends, Stock Splits, and Recapitalization Adjustments. In the event that any change is made to the shares of common stock issuable under the 2009 Director Plan, whether through stock split, stock dividend, reorganization, recapitalization, merger, consolidation, extraordinary dividend, or any other change in the corporate structure or shares of the Company, then appropriate adjustments will be made to the number of shares subject to the Option and, if applicable, the price per share in effect under each outstanding Option under the Plan.

Change in Control Provisions. In the event of a change in control of the Company, all Options granted under the 2009 Director Plan and held by the non-employee director will become vested and exercisable.

A “change in control” under the 2009 Director Plan generally means any of the following events: (i) a person (as defined by Sections 13(d) and 14(d) of the Exchange Act, as amended) becomes the beneficial owner of securities representing 35% or more of the combined voting power of the Company’s then outstanding securities; (ii) the Company’s incumbent directors cease to constitute a majority of the Board; (iii) a consummated merger or consolidation of the Company with any other corporation; or (iv) the stockholders approve a plan of liquidation or dissolution or an agreement for the sale of all or substantially all of the Company’s assets.

Term and Amendment of the Plan. The 2009 Director Plan is scheduled to expire ten years from the Effective Date of the Plan. The Board may terminate, amend or modify the 2009 Director Plan as it deems advisable to the extent the amendment or modification does not adversely affect a holder’s rights under any outstanding Option without the holder’s consent; provided, however, that stockholder approval is required for any amendment that (i) materially increases the number of shares for which Options may be granted under the Plan, (ii) materially modifies the requirements as to eligibility to participate in the Plan, (iii) materially increases the benefits accruing to Option holders under the Plan, or (iv) extends the term of the Plan. In addition, certain amendments may, as determined by the Board in its discretion, require stockholder approval pursuant to applicable laws, rules or regulations, including any applicable exchange on which our common stock is listed.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to non-employee directors and the Company with respect to participation in the 2009 Director Plan. It does not describe all federal tax consequences under the 2009 Director Plan, nor does it discuss state, local or foreign tax consequences.

Nonstatutory Stock Options. No taxable income is recognized by an optionee upon the grant of a nonstatutory stock option. Upon exercise, the optionee will recognize ordinary income equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. In general, the Company will be entitled to an income tax deduction in the tax year in which the optionee recognizes the ordinary income. When the optionee disposes of shares granted as a nonstatutory stock option, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Section 409A. The Committee intends for awards granted under the 2009 Director Plan to comply with Section 409A of the Code.

New Plan Benefits

We currently have four non-employee directors, each of whom meets the eligibility criteria for participation in the 2009 Director Plan. The following table reflects anticipated Option awards to our non-employee directors in fiscal 2009, assuming the 2009 Director Plan is approved by the stockholders. The table does not include dollar values for the awards because they are presently not determinable. As of the Record Date, the closing price per share of our common stock was $2.77.

New Plan Benefits Table

Number of Option Shares
All Non-Executive Directors as a Group (1)	90,000

(1)	While our Chairman of the Board (the “Chairman”) meets the eligibility criteria for receipt of Option awards under the 2009 Director Plan, the Chairman has waived his right to receive such an award for fiscal 2009 and, accordingly, this table does not include an anticipated Option award for the Chairman in fiscal 2009.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that our stockholders vote “FOR” the 2009 Non-Employee Director Stock Option Plan.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

General

The Board has selected PricewaterhouseCoopers LLP as its independent registered public accounting firm to audit our financial statements for the fiscal year ending July 31, 2009. PricewaterhouseCoopers LLP has acted as the Company’s independent registered public accounting firm since the Company’s inception. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions. If the stockholders do not ratify the Board’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2009, the Board will reconsider the matter at its next meeting.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended July 31, 2008 and July 31, 2007:

Fee Category	Fiscal 2008 Fees	Fiscal 2007 Fees
Audit Fees	$752,000	$1,033,323
Audit-Related Fees	38,700	64,622
Tax Fees	160,955	69,442

Total Fees	$951,655	$1,167,387

Audit Fees. Consists of fees billed for professional services rendered for the integrated audit of our financial statements and of our internal control over financial reporting for the fiscal years ended July 31, 2008 and July 31, 2007, and for reviews of the interim financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. Consists of fees billed for professional services rendered for audit-related services including consultations on other financial accounting and reporting related matters. Audit-related fees for the fiscal year ended July 31, 2007 include audits in connection with our acquisition of Eastern Research, Inc. Audit-related fees for the fiscal year ended July 31, 2008 include fees in connection with various consultations and a review of our Proxy Statement for the 2007 Annual Meeting of Stockholders.

Tax Fees. Consists of fees billed for professional services relating to tax compliance and other tax services including tax planning and advisory services.

Audit Committee Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All of the estimates for audit, audit-related fees and tax fees for fiscal 2008 and 2007 were pre-approved.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis (“CD&A”) summarizes our philosophy and objectives regarding the compensation of our named executive officers, including how we determine the elements and amounts of compensation for these executive officers. Our Compensation Committee of the Board (the “Compensation Committee” or “Committee”) is responsible for determining, establishing and approving each element of compensation, including salary and all bonus, incentive, equity and other compensation for our named executive officers. Our Compensation Committee acts under a written charter that was adopted by the Board, which sets forth its responsibilities and duties, as well as requirements for the Committee’s composition and meetings. A copy of the charter is available in the Investor Relations section of our corporate web site at www.sycamorenet.com.

For purposes of this Proxy Statement, the term “named executive officer” refers to all individuals who were serving or have served as our Chief Executive Officer and Chief Financial Officer during fiscal 2008, as well as those executive officers who are required to be listed in the Summary Compensation Table later in this Proxy Statement. For fiscal 2008, our named executive officers were:

•	Daniel E. Smith, President and Chief Executive Officer

•	Paul F. Brauneis, Vice President of Finance and Administration, Chief Financial Officer and Treasurer

•	Kevin J. Oye, Vice President, Systems and Technology

•	John B. Scully, Vice President, Worldwide Sales and Support

•	Alan R. Cormier, General Counsel and Secretary

•	Richard J. Gaynor, former Vice President of Finance and Administration, Chief Financial Officer, Treasurer, and Assistant Secretary.

As previously disclosed, Mr. Gaynor resigned as our Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary on September 27, 2007. Mr. Smith served as our acting principal financial officer through November 12, 2007, at which point Mr. Brauneis became our Vice President of Finance and Administration, Chief Financial Officer and Treasurer. We have generally omitted from this CD&A any discussion of the compensation earned by Mr. Gaynor during the first quarter of fiscal 2008 because it was earned prior to the time the Committee established the fiscal year 2008 compensation for our executive officers.

The discussion and analysis that follows should be read in conjunction with our tabular disclosures for the year ended July 31, 2008 and the “Compensation Committee Report” later in this Proxy Statement.

Philosophy and Objectives

Sycamore operates in the highly competitive and rapidly changing telecommunications industry. Our compensation program for named executive officers is designed to focus the activities and energies of executive officers on the achievement of our short-term and long-term objectives and to attract and retain executive officers who possess the skills, knowledge and experience required to effectively manage the Company. We seek to attract, retain and motivate executive officers through a total compensation package that consists primarily of (i) base salary, (ii) annual variable cash incentive arrangements, and (iii) long-term, equity-based incentives in the form of stock options. Additional components of our compensation program for named executive officers include participation in benefit plans that are generally available to all employees, severance provisions and change in control benefits.

Our executive compensation determinations are based on a review of many factors including our financial and strategic achievements over the past year, expectations for the current year, historical practice, and the compensation practices of companies in our industry. Each of these factors is weighed to determine whether our compensation structure: (a) is competitive in the industry; (b) motivates executive officers to achieve our business objectives; and (c) sufficiently aligns the interests of executive officers with the long-term interests of stockholders. Our goal is to set executive officer total compensation at levels that are generally comparable to the market data, consistent with our goals, and appropriate in light of the executive’s experience level and expected contribution. We generally target total compensation for executive officers at or above the median of the market data from comparable companies, however, this target is only a guideline and may be varied in practice based on a number of factors such as the individual performance of the executive, our actual financial performance during the year, intensity of competition and general market conditions, the experience level, responsibilities and expected future contribution of the executive, and the importance of each position to the Company. We typically do not rely upon rigid, pre-determined formulas for determining executive compensation and may consider any factor or combination of factors that we deem pertinent to our executive compensation decisions.

Process for Determining Executive Compensation

Our process for evaluating and determining compensation for executive officers has generally remained consistent over the years. At the conclusion of each fiscal year, our Chief Executive Officer, Mr. Smith, considers the compensation of executives in similar positions in our peer group and other comparable companies using, among other things, market surveys which generally report a range for each position, proxy statements filed by comparable companies, and other available market data and analysis. For fiscal 2008, much of this data was compiled by our independent compensation consultant (discussed below). Mr. Smith then provides recommendations for adjustment or maintenance of salary, bonus and equity levels for each individual executive officer, excluding himself, based on a qualitative and quantitative review of the peer group and market data, as well as consideration of other factors such as the executive’s individual performance, experience level and role, our financial performance during the prior fiscal year, and market conditions we expect to face in the current fiscal year. The Committee carefully analyzes this information in light of its own current experience, access to compensation information and experience at other companies and on other boards. The Committee considers these factors, as well as any other factors it may deem relevant to our executive compensation determinations, and sets the compensation for our executive officers.

Although the cash components of compensation for our executive officers are typically determined at the beginning of each fiscal year, the Committee may, at any time, review one or more components as necessary or appropriate to address changes in the market for executive services or special circumstances affecting the Company. Equity awards to our existing executive officers are usually granted in conjunction with broad-based grants to all our employees, the timing of which may vary from year to year depending on a number of factors. For additional information regarding the timing of grants of equity incentives to our executive officers, see “Equity-Based Incentives” in this CD&A.

Role of Compensation Consultants

In performing its duties, the Committee may obtain input, as it deems necessary, from outside professional consulting firms. For fiscal 2008, Radford Surveys+Consulting (“Radford”) was engaged to conduct a competitive review and assessment of our executive compensation program. The firm was engaged directly by the Committee to make recommendations regarding our executive compensation based on certain parameters articulated by the Committee. Radford was also retained during the 4th quarter of fiscal 2007 to conduct a comprehensive review of our director compensation program and occasionally provided advice to management regarding other compensation matters during fiscal 2008. Radford utilized its own methodology to assess our executive compensation program, which included developing a peer group that was approved by the Committee, gathering data from various Radford/AON benchmark compensation surveys, and reviewing proxy filings and other publicly available information to assess the base salary, bonus and equity components of our executive compensation. Radford ultimately prepared a report of its analysis and recommendations, which was presented to and reviewed by the Committee and Mr. Smith. The Committee took these recommendations, as well as the recommendations of Mr. Smith, into account when determining the compensation for our executive officers for fiscal 2008.

Radford utilized a mix of peer group and market survey data to provide a competitive framework for our executive compensation decisions. At Radford’s recommendation, our peer group of companies was revised to reflect a broader sample of technology companies with similar market capitalization, revenue and employee numbers, and consisted of the following companies for fiscal 2008:

•     ADTRAN, Inc.

•     Applied Micro Circuits Corp.

•     Avanex Corporation

•     Bookham, Inc.

•     Carrier Access Corporation

•     Ciena Corporation

•     Communications Systems, Inc.

•     Extreme Networks, Inc.

•     Harmonic, Inc.

•     Intervoice, Inc.

•     NetLogic Microsystems, Inc.

•     NMS Communications Corporation

•     Optical Communications, Inc.

•     Radyne Corp.

•     Sonus Networks, Inc.

•     Symmetricom, Inc.

•     Westell Technologies, Inc.

•     XETA Technologies, Inc.

•     Zhone Technologies, Inc.

Radford also compiled data from a survey group of companies reflecting a broader group of technology companies employing the appropriate revenue, industry and executive role characteristics. Surveys used in this analysis were derived from Radford’s 2007 High Technology Executive Compensation Survey, and included the following subcategories: Telecommunications Companies with Revenue under $200 million; Northeast High Technology Companies with Revenue under $200 million; and High Technology Companies with Revenue between $50 million and $200 million. The survey and peer group data were then averaged together to form a composite market data point for each executive officer position. Radford’s analysis included compensation for the 25th, 50th and 75th percentile of the applicable benchmark group, but did not include intermediary data for any specific percentile below the 25th percentile, between the 25th and the 50th percentile, between the 50th and 75th percentile, or above the 75th percentile.

Based on its review, Radford found that, on average, annual base salaries for our executive officers were equally positioned between the 50th and 75th percentiles of comparable companies, but that average target total cash compensation for our executive officers more closely approximated the 50th percentile of the comparative data. Mr. Smith’s compensation was excluded from this overall assessment because of his unique compensation structure (discussed below). Radford did not evaluate the competitive positioning of our long-term incentive compensation for executive officers because, other than a single new hire grant, the Committee did not award any annual long-term incentives to our executive officers in fiscal 2007. Radford did, however, provide data demonstrating competitive long-term equity incentive levels for executive officers for fiscal 2008.

How We Use the Competitive Data and Other Factors Affecting Compensation Determinations

While we look to the competitive compensation data as an indication of current market practices and believe it can be useful as a comparative tool, we do not “benchmark” compensation for our executive officers or otherwise consider ourselves constrained to set the compensation for our executives by the compensation levels of executives occupying similar positions in our peer group. Rather, we believe that a successful compensation program requires consideration of a range of factors that generally are not reflected in the competitive data. Typically, judgments relating to the impact of these factors involve qualitative, rather than quantitative evaluations. Some of these factors include:

•	the experience level and expected future contribution of the executive,

•	our actual financial performance during the prior year,

•	the scope and strategic impact of the executive officer’s responsibilities, including the importance of each position to the Company relative to our peer companies,

•	principles of internal equity in pay,

•	current and expected future market conditions,

•	issues relating to recruitment and retention of key executives, and

•	for each executive officer (other than Mr. Smith), the evaluations and recommendations of Mr. Smith.

In any given year, other factors may be relevant to our executive compensation determinations. In general, we do not assign relative weights or rankings to these factors. Instead, we rely on the experience and knowledge of the Committee members, as well as Mr. Smith, to assess their impact. In making such judgments, Mr. Smith regularly communicates with the Committee regarding our goals, progress toward achievement of those goals, and any compensation issues that may arise during the course of the year. Mr. Smith also provides the Committee, and in particular, the Committee Chair, with recommendations regarding the compensation for our executive officers (other than himself), which typically include discussion of his evaluations of each executive officer’s performance and expected future contribution. The Committee historically has given considerable weight to Mr. Smith’s recommendations based on his direct knowledge of the executive officer’s performance and contributions. In the end, we rely as much on our historical evaluation practice and the experience and judgment of the Committee members as any other factor and, in all cases, the Committee reserves the right, in its sole discretion, to set or modify the compensation for our executive officers as it sees fit.

Chief Executive Officer Compensation

Mr. Smith has served as our President and Chief Executive Officer since October 1998. Consistent with his requests in previous years, Mr. Smith asked that the Committee refrain from increasing his compensation for fiscal 2008. Accordingly, Mr. Smith’s base salary remained unchanged from prior years and was set at $100,000. In addition, the Committee did not establish a performance bonus plan for Mr. Smith, and he did not receive any other bonus in fiscal 2008. Upon review of Mr. Smith’s long-term equity incentives, the Committee determined that Mr. Smith’s current stock holdings adequately aligned his interests with those of the stockholders and thus he was not granted any stock option or restricted stock awards in fiscal 2008. See “Security Ownership of Certain Beneficial Owners and Management” later in this Proxy Statement for information on Mr. Smith’s current stock holdings.

Given Mr. Smith’s requests over the years not to increase his compensation, the Committee traditionally has not used his compensation package as a benchmark against which to measure the compensation packages of our other executive officers. Although internal equity considerations are a factor in determining the compensation packages for our executive officers, the Committee has determined that evaluating the compensation of our other executive officers against Mr. Smith’s compensation would be inappropriate given his substantial equity holdings and his affirmative requests regarding his compensation. For this same reason, most of the principles and objectives outlined in this compensation discussion and analysis are directed at compensation determinations for named executive officers other than Mr. Smith. The Committee may make adjustments to Mr. Smith’s compensation in the future, based upon the comparative compensation of chief executive officers in our industry and other factors the Committee may deem pertinent to Mr. Smith’s compensation, which may include our financial performance and Mr. Smith’s success in meeting our strategic goals.

Elements of Compensation and Allocation

The principal components of the compensation packages for our named executive officers consist of (i) base salary, (ii) variable cash incentives tied to our short-term and long-term corporate financial and strategic objectives, and (iii) long-term incentive compensation in the form of stock options. We believe that each of these elements is essential to attracting and retaining experienced and motivated executive officers who are able to successfully manage our operations, strategic direction and financial performance, particularly given the intensely competitive and rapidly changing telecommunications industry in which we operate.

In evaluating the overall mix of compensation for our named executive officers, the Committee typically does not rely on pre-determined formulas for weighting different elements of compensation or for allocating between long-term and short-term compensation, but instead seeks to develop comprehensive compensation packages that emphasize attainment of our short-term and long-term objectives and are reflective of the executive’s abilities, experience level and contributions to the Company. Although there are no set formulas for allocating among components, the Committee generally endeavors to provide executives with meaningful levels of variable incentives, and long-term equity-based incentives in particular, so that executives with the highest levels of responsibility have the greatest amount of compensation at risk. Accordingly, while the Committee generally has limited the relative difference in base compensation among our executive officers, the Committee’s practice has been to target variable compensation in amounts that vary based on the executive’s scope of responsibility and the expected contribution of the executive. Consistent with that philosophy, in 2008 the Committee weighted the variable components of compensation more heavily in determining the compensation for the positions of Chief Financial Officer, Vice President of Systems and Technology and Vice President of Worldwide Sales and Support than for other executive positions. These roles were held by Mr. Brauneis (Mr. Gaynor through September 27, 2007), Mr. Oye and Mr. Scully, respectively, in fiscal 2008.

Base Salaries

Base salaries for our named executive officers are evaluated annually to reflect the executive’s experience, skills, knowledge, and overall performance, as well as competitive market conditions. In establishing base salary, the Committee considers a number of factors including (i) the recommendations of Mr. Smith based on his first-hand evaluations of officer performance, (ii) scope of responsibilities and years of experience, (iii) principles of internal equity among executive officers, (iv) expected contribution of the executive, and (v) current and expected future market conditions. For fiscal 2008, the Committee also considered the market and peer group data collected by Radford in assessing and determining base salaries. The base salary of an executive officer is evaluated together with the other components of his compensation to ensure that the executive’s total compensation is consistent with our overall compensation philosophy.

Fiscal 2008 Base Salaries. Actual annual base salaries approved by the Committee for fiscal 2008 were $260,000 for Mr. Oye, $228,000 for Mr. Cormier, and $230,000 for Mr. Scully. These base salaries were recommended by Mr. Smith and represented an increase of 2% for Mr. Oye, 4% for Mr. Cormier, and 0% for Mr. Scully over fiscal 2007 base salaries. During the 2nd quarter of fiscal 2008, the Committee also approved an annualized base salary of $265,000 for Mr. Brauneis in connection with his initial employment at the Company. With respect to Messrs. Cormier and Oye, the Committee determined that the increases were appropriate based on our fiscal 2007 financial performance, their individual contributions during fiscal 2007, and analysis of the competitive compensation data provided by Radford. Mr. Scully’s annual base salary remained unchanged from fiscal 2007, with the Committee electing instead to increase his target variable compensation by $10,000. As previously discussed, Mr. Smith’s base salary remained unchanged from prior years and was set at $100,000. Mr. Brauneis’ annual base salary was consistent with the base salary of our former Chief Financial Officer and was reflective of our recruitment efforts and desire to obtain his services as our Vice President of Finance and Administration and Chief Financial Officer.

The Committee intends to continue to review base salaries on an annual basis and will adjust compensation appropriately in order to attract and retain executives who manage the Company effectively.

Variable Cash Compensation

We use annual variable cash compensation incentive arrangements in the form of target bonuses to focus the activities and energies of our named executive officers toward the accomplishment of our financial and strategic goals. Because awards granted under these arrangements are performance-based, the targets set by the Committee encourage executive officers to help us meet and exceed our current and future financial and strategic goals, while also providing appropriate rewards for individual performance. The variable cash compensation arrangements for our named executive officers for fiscal 2008 were evaluated, discussed and approved by the Committee based on an analysis of the competitive compensation data provided by Radford and input from Mr. Smith.

In the several years prior to fiscal 2008, the Committee implemented target bonuses only for executives serving in the positions of Chief Financial Officer and Vice President of Systems and Technology, and implemented a separate variable incentive arrangement for the position of Vice President of Worldwide Sales. For fiscal 2008, the Committee expanded the target bonus program to include other corporate officers and executives, including each of our fiscal 2008 named executive officers (excluding Mr. Smith). The Committee’s rationale for expanding the program was twofold: (1) to add a short-term performance element to each executive officer’s potential variable compensation based on the achievement of our short and long-term corporate financial and strategic goals, and (2) for certain executive officers, to increase the total cash compensation these officers could potentially earn under their respective compensation plans.

Each of the target bonuses for our named executive officers is based on the achievement of a combination of corporate financial and individual performance objectives that vary based on the executive’s role and responsibilities. The corporate financial performance targets are formulaic, usually relate to specific internal corporate revenue and income targets for the fiscal year, and are subject to a minimum threshold requirement before any bonus is awarded. Calculations for amounts above the minimum are determined on a pro-rata basis. Consistent with prior years, no maximum limits were placed on the bonus amounts for fiscal 2008. Individual performance targets are typically based on the achievement of certain corporate strategic objectives and other factors tied directly to the performance of the executive. There are no minimum achievement thresholds for receipt of bonuses in connection with the individual performance objectives, although the target amounts set by the Committee usually represent the maximum amount an executive can receive for that element of the bonus. All elements of the target bonuses are determined and paid on a quarterly basis.

Although the Committee is responsible for establishing and approving each element of the target bonuses for executive officers, Mr. Smith determines whether and the extent to which the performance targets have been met. Historically, neither Mr. Smith nor the Committee has exercised any discretion in calculating the achievement of the corporate financial targets. With respect to assessments of achievement of the individual performance objectives for named executive officers, Mr. Smith makes such determinations and may exercise discretion in the course of doing so.

In establishing the amount of the target bonuses for executive officers, the Committee typically evaluates the executive’s total cash compensation in light of the competitive compensation data and other factors and, depending on the executive officer’s position and responsibilities, sets the target at anywhere from 15% to 50% of base salary. For the position of Vice President of Worldwide Sales and Support, the variable component of compensation is usually set at or slightly above 100% of base salary, which the Committee believes is appropriate in light of the peer group data and our requirements and objectives for the position. For fiscal 2008, the target bonuses for Mr. Brauneis, Mr. Oye and Mr. Cormier were set at 45%, 50%, and 18% of their respective annual base salaries. Mr. Scully’s variable target incentive was set at 111% of his annual base salary.

Performance-Based Bonuses for Fiscal 2008. For fiscal 2008, target bonuses were established in the amount of $120,000 for Mr. Brauneis, $130,000 for Mr. Oye, and $40,000 for Mr. Cormier. Mr. Scully was compensated through a separate variable incentive plan (discussed below). For Mr. Brauneis, 50% of his target bonus was tied to the achievement of our quarterly targets for revenue and net income, and 50% was tied to the achievement of individual performance objectives, including planned improvements in business practices and progress on various profitability initiatives. For Mr. Oye, 50% of his target bonus was tied to the achievement of our quarterly targets for revenue and operating income, and 50% was tied to individual objectives relating to management of product development initiatives at the Company. For Mr. Cormier, 40% of his target bonus was tied to the achievement of our quarterly targets for revenue and operating income, and 60% was tied to the achievement of individual performance objectives, including management of litigation matters and corporate compliance and providing support in connection with strategic projects. Each of the net income and operating income targets was determined on a non-GAAP basis and excluded the impact of stock compensation expense and other previously identified items that we believed to be extraordinary or otherwise appropriate to exclude. All of the corporate financial targets were subject to a minimum threshold requirement of 75% of the target before any bonus was earned, with attainment of 75% or greater of the relevant financial target, including achievement in excess of 100% of the target, calculated on a pro-rata basis.

Mr. Scully’s target bonus was set at $255,000 for fiscal 2008 and, consistent with our goals for the position, was based exclusively on the achievement of corporate financial targets. As Vice President of Worldwide Sales and Support, a significant percentage of Mr. Scully’s 2008 target bonus was tied to the achievement of our fiscal 2008 plan for revenue, with the remainder tied to the achievement of various margin targets. Bonuses payable under the revenue component of Mr. Scully’s plan were calculated using multipliers based on different levels of achievement of the relevant quarterly plan. The margin targets were determined on a non-GAAP basis and excluded the impact of stock compensation expense and other previously identified items that we believed to be extraordinary or otherwise appropriate to exclude. Although the revenue target for Mr. Scully’s plan was not subject to a minimum threshold requirement, the margin targets were subject to a 75% achievement threshold, with achievement of greater than 75% of the target calculated on a pro-rata basis.

All of the corporate financial objectives were based on our internal operating plan as approved by the Board for fiscal 2008. Because the corporate financial targets were set according to the Company’s fiscal 2008 operating plan, they were designed to be achievable but, in the view of the Committee, required strong performance by our named executive officers in order to accomplish them. The Committee believed there was a reasonable likelihood of achievement of the relevant individual and strategic targets, although payment of bonuses on those elements was by no means guaranteed. Based on our actual financial results and Mr. Smith’s determination of achievement of their respective individual objectives, Mr. Oye received 154% of his target bonus, Mr. Cormier received 134% of his target bonus, and Mr. Scully achieved 82% of his variable incentive arrangement. Mr. Brauneis, who joined the Company during the second quarter of fiscal 2008, received 67% of his target bonus (pro-rated based on performance from his start date through the end of fiscal 2008). Virtually all of the bonuses received pursuant to the corporate financial objectives were earned based on our financial performance during the 1st and 2nd quarters of fiscal 2008. We did not meet the minimum threshold requirements for receipt of bonuses in connection with most of our corporate financial objectives in the 3rd and 4th quarters of fiscal 2008 and, accordingly, none of our named executive officers (except for Mr. Scully) received a bonus under the corporate financial objectives for those quarters.

In reviewing the fiscal 2008 corporate financial and individual performance objectives, the Committee determined that, going forward, maximum payouts should be established for each of the corporate financial objectives. Specifically, the Committee determined that, beginning in fiscal 2009, all target bonuses based on our corporate financial objectives (excluding certain components of Mr. Scully’s variable compensation plan) will be subject to a 150% maximum payout of the relevant quarterly target. The Committee believes that instituting maximums will help to ensure that future bonus awards to our executive officers are appropriate in size and consistent with our pay for performance philosophy.

Discretionary Bonus Awards. We typically do not award discretionary cash bonuses to our executive officers, although we may from time to time award such bonuses. These bonus awards, when awarded, usually relate to specific achievements or accomplishments that are distinct from or above and beyond an executive’s goals and objectives for the year. The Committee did not award any discretionary cash bonuses to our named executive officers in fiscal 2008.

Equity-Based Incentives

We believe that equity awards have played, and will continue to play, a key role in enabling us to achieve our long-term financial and strategic objectives. Our equity incentive compensation program is designed to recognize scope of responsibilities, reward performance, motivate future performance, and align the interests of executive officers with our stockholders. In particular, we believe equity awards are critical in helping us to attract, retain and motivate outstanding and highly skilled individuals in an industry and a geographic region where many of our competitors have devoted significant resources to hiring and retaining talented employees. In addition, equity compensation aligns the interests of management and stockholders with a view toward creating long-term stockholder value.

Historically, equity awards have been granted under our primary stock plan, the 1999 Stock Incentive Plan, as amended (the “1999 Plan”). Authority to grant awards under the 1999 Plan resides with the Board of Directors, which has delegated such authority to the Compensation Committee. If our stockholders approve the 2009 Stock Incentive Plan (the “2009 Plan”), equity awards will be made under the 2009 Plan. For additional information concerning the 2009 Plan, see Proposal No. 3, “Approval of the 2009 Stock Incentive Plan”.

Equity awards to our named executive officers are generally granted on commencement of employment or as part of a broad-based grant for eligible employees. The Committee may also from time to time grant equity awards to an executive officer in connection with a promotion, change in job responsibility, individual achievement, or to encourage retention. Broad-based grants have been more limited in recent years due to several factors, which include our varying financial performance and our inability to issue equity awards during the course of our investigation of historical stock option grant practices at the Company in fiscal 2007. To maximize the retention value of awards, our equity awards are granted subject to vesting requirements. Stock options for newly hired executives typically vest over five years, with 20% vesting upon the first anniversary of the date of grant and the remainder vesting in equal installments over the following 16 quarters. Stock option grants made in connection with broad-based grants generally vest in equal quarterly installments over three years. The Committee believes that the vesting schedules create an incentive for executives to focus on long-term results and promote retention by requiring the executive to remain with us in order to receive all of the awards.

Types of Awards. To date, the Committee has exclusively granted stock options (as opposed to full value awards such as restricted stock) to our executive officers. In connection with a company-wide review of our equity compensation program that took place during the fourth quarter of fiscal 2007, the Committee considered including grants of restricted stock and other types of awards as part our equity incentive compensation program for executives, but instead elected to continue to grant only stock options to executives. The Committee believes that granting stock options encourages executive officers to focus on value creation over the long term, as no benefit is realized from option grants unless the price of our common stock appreciates over a number of years. The Committee continues to evaluate the appropriate mix of long-term equity incentives for executive officers in light of our compensation philosophy and changes in the design and operation of equity plans by other companies with which we compete for executive talent.

Determining the Size of Individual Stock Option Grants. In determining the amounts of long-term equity incentives to be awarded to our executive officers, the Committee takes into account, among other things, the executive officer’s position and responsibilities, the executive officer’s past performance and expected future contribution, the number and exercise price of vested and unvested options held by the executive officer, the value of the executive officer’s current holdings of our common stock, and the long-term equity incentive awards made to individuals in similar positions at other comparable companies in our industry. Based on these factors, the Committee determines the amount of long-term equity incentives at levels it considers appropriate to create a meaningful opportunity for stock ownership. The weight given to each of these factors varies among individuals at the Committee’s discretion.

Equity Award Policy. In fiscal 2007, our Board approved a Policy on Granting Equity Awards (“Equity Award Policy”) that sets forth our policies and procedures for granting equity awards to all our employees, including awards to our named executive officers. The Equity Award Policy provides, among other things, that (1) only the Board or the Compensation Committee may grant equity awards, (2) all equity awards to employees must be approved at a meeting of the Compensation Committee or the Board, and (3) no additions or changes may be made to an equity award after the award has been approved by the Compensation Committee or the

Board. In addition, although our 1999 Plan permits grants of stock options at less than 100% of the fair market value of our common stock on the date of grant, our Equity Award Policy requires that the exercise price per share for all option awards must be the closing price of our common stock on the date of grant.

Timing of Equity Grants. During fiscal 2007, we instituted a practice of granting equity awards according to a pre-determined Compensation Committee meeting schedule, which is established at or about the end of the prior fiscal year. Within that framework, equity awards may be granted regardless of whether we are in a designated window in which employees may buy or sell our shares; however, our Equity Award Policy requires that broad-based grants to employees and executive officers may only be made on a date which is not less than five days after the release of our quarterly or annual earnings and when our insider trading window is open. In addition, any employee or executive on a then currently active restricted trading list pursuant to our Insider Trading and Blackout Period Policy is excluded from participating in the broad-based equity award. For new hire grants, the policy provides that grants of stock options to Section 16 officers (or individuals that the Committee expects will become a Section 16 officer on or within a relatively short period of time after their start date) are subject to the prior approval of the Committee at a meeting which must be held prior to the Section 16 officer’s start date. The grant date of the new hire stock options in such cases is the Section 16 officer’s first day of employment. Subject to the limitations noted above, there is no policy or practice prohibiting grants of equity-based awards when we are in possession of material, non-public information.

Fiscal 2008 Equity Grants. As part of a broad-based grant of equity awards to all our employees in the first quarter of fiscal 2008, the Committee granted stock options to each of our current named executive officers (excluding Mr. Smith). In determining the amount of stock options granted to our named executive officers in fiscal 2008, the Committee generally considered (1) the recommendation of Mr. Smith and his evaluation of the named executive officer’s performance and expected future contribution, (2) the retention value of the executive’s prior unvested stock option grants, (3) for certain executive officers, the fact that they had not received a stock option grant or other form of equity award for several years, (4) the value of the executive officer’s current holdings of our common stock, (5) our overall performance in achieving our objectives as of the date of the broad-based grant, and (6) information relating to equity awards at comparable companies based upon the market and peer group data provided by Radford. As a result of the Committee’s review, Mr. Oye, Mr. Scully and Mr. Cormier received stock option grants of 500,000 shares, 200,000 shares, and 150,000 shares, respectively. Each of these stock options vests in equal quarterly installments over three years, has an exercise price equal to the closing price of our common stock on the grant date as reported on the NASDAQ Global Select Market, and has a ten-year term.

Neither Mr. Gaynor nor Mr. Smith received an equity award in connection with the broad-based grant. Mr. Gaynor did not receive an equity award because the Committee was aware of his pending resignation as of the date of the grant. Mr. Smith did not receive an equity award because of his existing significant share holdings in the Company and his affirmative request to the Committee that he not receive an award for fiscal 2008.

During the second quarter of fiscal 2008, the Committee also awarded a stock option grant of 700,000 shares to Mr. Brauneis in connection with his initial employment as our new Vice President of Finance and Administration and Chief Financial Officer. In determining the size of the award, the Committee considered, among other things, our long-term goals for the position, the value of the award against the competitive compensation data provided by Radford, and the desire to provide Mr. Brauneis with a meaningful opportunity for stock ownership.

The Committee did not grant any other equity awards to our named executive officers in fiscal 2008.

Severance Arrangements and Change in Control Agreements

In addition to compensation packages designed to remunerate our employees for service and performance, we also provide severance and change of control provisions for our employees, including for our named executive officers.

Basic Severance. In order to recruit executives and encourage retention of employees, we believe it is appropriate and necessary to provide assurance of severance payments if we terminate the executive’s employment under certain circumstances.

Each of our employees, including each of our named executive officers, is eligible to receive benefits pursuant to our Separation Pay Plan under the Employee Retirement Income Security Act of 1974 (“Separation Pay Plan”). The Separation Pay Plan is applicable to all employees in the event that the individual’s employment is terminated involuntarily, as defined in the Plan. The Separation Pay Plan generally supersedes the provisions of any other agreement an executive may have regarding payments to be made upon termination of employment, except that in the case of the executive’s termination in connection with a change in control of the Company, the terms of the executive’s change in control agreement apply. During the 4th quarter of fiscal 2008, the Committee approved certain amendments to the Separation Pay Plan, primarily to accommodate changes made to our internal compensation structure and to make the Plan compliant with the provisions of Section 409A of the Internal Revenue Code. The amendments did not materially alter or otherwise increase the benefits our named executive officers would be eligible to receive upon an involuntary separation of service from the Company.

The Separation Pay Plan’s severance benefits applicable to our named executive officers generally provide that they will be entitled to receive, upon execution of a reasonable release of claims and an agreement to abide by the post-employment obligations contained in their confidentiality and proprietary rights agreements, the following benefits: (i) one year’s base salary to be paid according to our normal payroll practices, (ii) payment of group health benefits for a period of one year, (iii) continued vesting of equity awards and extension of the period to exercise stock options for a period of one year, and (iv) the provision of outplacement services for six months. The Committee believes that the scope and size of the severance package for our named executive officers is reasonable and consistent with the severance packages offered by other companies in our industry.

Change In Control Agreements. We consider maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of the Company and the stockholders. To that end, we recognize that the possibility of a change in control or other acquisition event, and the uncertainty and questions it may raise among management, may adversely affect our ability to retain our key employees to the detriment of the Company and its stockholders. Accordingly, we have entered into agreements with our executive officers that would provide certain compensation and benefits as an incentive for the officer to remain in our employ and enhance our ability to call on and rely upon the officer in the event of a change in control. In approving these benefits, we considered a number of factors, including the prevalence of similar benefits adopted by other publicly traded companies in our industry.

Each of our current executive officers has entered into our standard form of change in control agreement with the Company. During fiscal 2008, we entered into a change in control agreement with Mr. Brauneis, our Chief Financial Officer, in connection his initial employment at the Company. We also entered into a change in control agreement with Mr. Cormier, our General Counsel, primarily to place him on par with other corporate officers and key personnel, each of whom has executed a change in control agreement with the Company.

Under the change in control agreements with our named executive officers, each option or restricted stock grant held by such officers which is scheduled to vest within twelve months after the effectiveness of a change of control will instead vest immediately prior to the change in control. In addition, in the event of a “subsequent acquisition” (as defined in these agreements) following a change in control, all options or restricted stock granted to such officers vest immediately prior to the effectiveness of such acquisition. In the event of a termination of the executive officer’s employment following a change in control, either by the surviving entity without cause or by the officer due to a constructive termination, (1) all options and restricted stock of the officer shall immediately vest, (2) the officer is entitled to continued paid coverage under our group health plans for 18 months after such termination, (3) the officer shall receive the pro-rata portion of his performance bonus earned, if any, through the date of termination, (4) the officer shall receive an amount equal to 18 months of his base salary, (5) the officer shall receive an amount equal to 150% of his annual performance bonus, if any, for the year in which the termination occurred, and (6) the officer shall be entitled to outplacement services at our expense for a period of 12 months. In addition, if the executive officer is subject to any excise tax on amounts characterized as excess parachute payments due to the benefits provided under these agreements, the officer shall be entitled to reimbursement of up to $1,000,000 for any excess parachute excise taxes the officer may incur.

Under these agreements, each executive officer agrees to execute a release of claims in a form satisfactory to us, to abide by our confidentiality and proprietary rights agreements and, for a period of one year after such termination, not to solicit our employees or customers.

For more details on the benefits and payouts under various termination scenarios, including in connection with a change in control, see “Potential Payments Upon Termination” and “Potential Payments in Connection with a Change of Control” later in this Proxy Statement.

Benefits

We generally provide benefits to our named executive officers on the same basis as they are provided to all our employees, including health, dental and vision insurance, benefits pursuant to an employee assistance plan, medical and dependent care flex spending accounts, short-term and long-term disability, life insurance and a 401(k) plan. Participants in the 401(k) plan are permitted to contribute to the plan through payroll deductions within statutory and plan limits, and may select from a variety of investment options. Investment options do not include our common stock. The maximum 401(k) matching contribution is $2,500 per employee per year. The Committee believes these benefits are generally competitive with those offered by companies with which we compete for employees.

We do not provide pension arrangements (other than our 401(k)) or post-retirement health coverage for executives or other employees, nor do we generally provide other benefits or perquisites to executive officers.

Fiscal 2009 Compensation

Fiscal 2009 Salaries. For fiscal 2009, the Committee approved annual base salaries for our current named executive officers in the amounts of $275,000 for Mr. Smith, $275,000 for Mr. Brauneis, $275,000 for Mr. Oye, $245,000 for Mr. Scully and $238,000 for Mr. Cormier. The increase in Mr. Smith’s annual base salary puts him on par with other executive officers of the Company.

Fiscal 2009 Variable Cash Compensation. For fiscal 2009, the Committee established target bonuses for each of our current named executive officers (excluding Mr. Smith) in the following amounts: $150,000 for Mr. Brauneis; $155,000 for Mr. Oye; $240,000 for Mr. Scully; and $50,000 for Mr. Cormier. Like the 2008 bonus program, the 2009 bonus program includes a range of target bonus opportunities for different executives based in part on the executive’s role and responsibilities and are based upon the achievement of a combination of corporate financial and individual performance objectives. As previously discussed, each of the 2009 corporate financial objectives (excluding certain components of Mr. Scully’s variable compensation plan) is subject to a 150% maximum payout of the quarterly target amount. The objectives of the 2009 target bonus program are identical to the 2008 target bonus program, namely, to encourage executive officers to help us meet and exceed our current and future financial and strategic goals while also providing appropriate rewards for individual performance.

Fiscal 2009 Equity Grants. As of November 11, 2008, the Committee had not granted any equity awards to our current named executive officers.

Tax Considerations

Section 162(m). We do not believe Section 162(m) of the Code (“Section 162(m)”), which disallows a tax deduction for certain compensation in excess of $1 million, will likely have an effect on us in the near future. The Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure long-term incentive compensation granted to our executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to long-term incentive awards will be treated as qualified performance-based compensation under Section 162(m). In addition, the Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into account changing business conditions and the performance of our executives.

Section 409A of the Code. Section 409A of the Code (“Section 409A”) imposes significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A. Although we do not maintain a traditional nonqualified deferred compensation plan, Section 409A applies to certain severance arrangements and other compensation. Consequently, to assist in avoiding additional tax under Section 409A, we have attempted to structure our severance arrangements, equity awards and bonus arrangements in a manner intended to either avoid the application of Section 409A, or, to the extent doing so is not possible, comply with the applicable Section 409A requirements.

Compensation Committee Report

The Compensation Committee of our Board of Directors reviewed this CD&A for the fiscal year ended July 31, 2008 and discussed the CD&A with management. Based on this review and discussions with management, the Compensation Committee recommended to our Board of Directors that the CD&A be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended July 31, 2008.

Respectfully submitted by the Compensation Committee

John W. Gerdelman, Chairman

Robert E. Donahue

Craig R. Benson

Certain Relationships and Related Transactions

In July 2000, we made an investment of $2.2 million in Tejas Networks India Private Limited (“Tejas”). Our Chairman of the Board of Directors also serves as the chairman of the board of directors of Tejas. An executive officer of the Company also served as a board member of Tejas, until his resignation from the Tejas board on December 27, 2007. We have no obligation to provide any additional funding to Tejas. During the fiscal years ended July 31, 2008, 2007 and 2006, we recognized revenue of $0.2 million, $0.3 million and $0.3 million, respectively, relating to transactions with Tejas. In addition, we also made payments to Tejas for the fiscal years ended July 31, 2008 and 2007 of $256,000 and $42,000, respectively.

Eastern Research, Inc., a company we acquired on September 6, 2006, executed an OEM agreement with Tejas in March of 2006 under which Tejas provided Eastern Research, Inc. with hardware, software and support for the sale of the OM 1000 product. In April of 2007, we amended the OEM agreement with Tejas to assign the agreement to us and add the OM 1500 and OM 4000 products.

All transactions involving the Company and its officers, directors, principal stockholders and their affiliates, including those since our initial public offering, will be and have been approved by a majority of the Board, including a majority of the independent and disinterested directors on the Board, and will be and have been on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently, or has been, at any time since our formation, an officer or employee of the Company. No interlocking relationship exists between any member of our Board or the Compensation Committee and any member of the board or compensation committee of any other company.

Summary Compensation Table

The table below sets forth, for the fiscal year ended July 31, 2008, the compensation earned by our Chief Executive Officer and Chief Financial Officer, and the three other most highly compensated individuals who were serving as executive officers at the end of fiscal 2008. In accordance with SEC rules, the table also includes Mr. Gaynor, our former Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary, who resigned on September 27, 2007. Mr. Smith, our President and Chief Executive Officer, served as our acting principal financial officer upon Mr. Gaynor’s resignation, but received no separate compensation for his service in that capacity. Collectively, all of these individuals are referred to in the tables that follow and in the foregoing CD&A as “named executive officers”.

The Summary Compensation Table below presents the “total compensation” (as defined by SEC rules) earned by our named executive officers for fiscal 2008. Except in the case of Mr. Smith, this amount is not the actual compensation received by our named executive officers during fiscal 2008. In addition to cash and other forms of compensation actually received, total compensation includes the dollar amounts set forth in the “Option Awards” column below. These amounts reflect the compensation expense we recognized for financial statement reporting purposes with respect to stock option awards granted to our named executive officers in fiscal 2008, as well as grants made in prior fiscal years, to the extent such awards remained unvested in whole or in part at the beginning of fiscal 2008. The compensation expense included in the “Options Award” column will likely vary from the actual amounts ultimately realized by any named executive officer based on a number of factors, including the number of shares that ultimately vest, the timing of any exercise or sale of shares, and the price of our common stock. The actual value realized by our named executive officers from stock options in fiscal 2008 is presented in the “Option Exercises and Stock Vested” table. Additional details about the equity awards granted to our named executive officers in fiscal 2008 can be found in the “Grants of Plan-Based Awards” table.

We have never maintained any pension or non-qualified deferred compensation plan for employees or executive officers. In addition, as of July 31, 2008, none of our named executive officers was awarded or held any outstanding performance-based equity incentive or stock awards.

Summary Compensation Table for Fiscal 2008

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards (1) ($)		Non Equity Incentive Plan Compensation (2) ($)		All Other Compensation (3) ($)		Total ($)
Daniel E. Smith	2008	100,769		—	—		—		2,500		103,269
President and Chief Executive Officer	2007	100,385		—	—		—		2,500		102,885

Paul F. Brauneis (4)	2008	192,635	(5)	—	154,610		60,424	(6)	2,500		410,169
Chief Financial Officer, Vice President, Finance and Administration	N/A

Richard J. Gaynor (7)	2008	42,808	(8)	—	—		25,485	(9)	14,997	(10)	83,290
Former Chief Financial Officer, Vice President Finance and Administration	2007	263,019		—	542,383		130,797		2,500		938,699

Kevin J. Oye	2008	260,692		—	257,590		199,870		12,500	(11)	730,652
Vice President, Systems and Technology	2007	252,750		—	—		136,647		2,500		391,897

Alan R. Cormier	2008	227,662		—	106,335		53,694		2,500		390,191
General Counsel	2007	218,846		20,000	28,979		—		2,500		270,325

John B. Scully	2008	231,769		—	320,531	(12)	208,744		2,500		763,544
Vice President, Worldwide Sales and Support	2007	207,308		—	194,914	(12)	256,575		168,353		827,150

(1)	Represents the amount recognized with respect to stock option awards for financial statement reporting purposes for the fiscal year ended July 31, 2008 in accordance with SFAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions, and thus includes amounts from awards granted in and prior to fiscal 2008. For a more detailed discussion of the valuation model and assumptions used to calculate the fair value of our stock options, please refer to “Share-Based Compensation” in Note 10 to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended July 31, 2008.
(2)	Includes amounts earned pursuant to non-equity incentive plan compensation in the form of target bonuses for named executive officers during the specified year, regardless of whether the amounts were paid in such year. Payments made in connection with our non-equity incentive plans are made quarterly for achievements through the end of the relevant quarter. See “Variable Cash Compensation” in the CD&A for a more complete description of the target bonuses earned by our named executive officers in fiscal 2008.
(3)	Unless otherwise noted, consists of maximum $2,500 in matching contributions paid under our 401(k) plan. In accordance with SEC rules, the amounts shown in this column do not include payments for life, disability and other benefits that are generally available to all salaried employees.
(4)	Mr. Brauneis joined the Company as our Vice President of Finance and Administration, Chief Financial Officer and Treasurer on November 12, 2007.
(5)	Mr. Brauneis’ base salary on an annualized basis for fiscal 2008 was $265,000.
(6)	Consists of non-equity incentive plan compensation earned by Mr. Brauneis from November 12, 2007, his first date of employment, through July 31, 2008, our fiscal year-end.
(7)	Mr. Gaynor resigned as our Chief Financial Officer, Vice President of Finance and Administration, Treasurer and Assistant Secretary effective September 27, 2007.
(8)	Represents salary earned through Mr. Gaynor’s termination date. Mr. Gaynor’s annualized salary as of his termination date was $265,000.
(9)	Consists of non-equity incentive plan compensation earned in accordance with the terms of Mr. Gaynor’s 2007 bonus plan through his termination date.
(10)	Consists of compensation paid to Mr. Gaynor for accrued vacation and sick days through his termination date.
(11)	In addition to $2,500 matching contribution paid under our 401(k) plan, represents $10,000 paid to Mr. Oye pursuant to a fiscal 2007 agreement to increase the exercise price per share of the unvested portion of his stock options as of December 31, 2004, covering 166,667 shares. Under that agreement, the exercise price per share of his stock options was increased from $3.34 to $3.40. For more information regarding this agreement with Mr. Oye, please see “Amendment to Stock Option Agreement” under ”Outstanding Equity Awards” later in this Proxy Statement.
(12)	Represents the amount recognized for financial statement reporting purposes for the fiscal year ended July 31, 2008 in accordance with SFAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions, for stock option awards granted to Mr. Scully in fiscal 2008 and prior years. The amount does not include any expense recorded in connection with our assumption and conversion of Mr. Scully’s outstanding stock options from our acquisition of Eastern Research, Inc. on September 6, 2006, which was accounted for as part of purchase accounting for the transaction.

Grants of Plan-Based Awards

The following table shows all plan-based awards granted to our named executive officers during fiscal 2008. Disclosure on a separate line item is provided for each grant made or modification of an award to a named executive officer. The information in this table supplements the dollar value of option and other awards set forth in the Summary Compensation Table by providing additional details about the awards. Additional information concerning option awards to our named executive officers is also reported in the “Outstanding Equity Awards” table that follows this table.

During fiscal 2008, none of our named executive officers was awarded or held any performance-based equity incentive or stock awards.

Grants of Plan-Based Awards Table for Fiscal 2008

Name	Grant Date	Approval Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)					All Other Option Awards: Number of Securities Underlying Options (2) (#)		Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards (3) ($)

				Threshold ($)		Target ($)		Maximum ($)

Paul F. Brauneis
Non-Equity Incentive	N/A	N/A		45,000	(4)	120,000	(4)	None	—		—		—
Option Grant (5)	11/12/07	11/8/07	(6)						700,000	(5)	3.93	(5)	1,078,140

Richard J. Gaynor
Non-Equity Incentive	N/A	N/A		43,125	(7)	115,000	(7)	None	—		—		—

Kevin J. Oye
Non-Equity Incentive	N/A	N/A		48,750	(8)	130,000	(8)	None	—		—		—
Option Grant	9/12/07	9/12/07		—		—		—	500,000		3.70		874,050

John B. Scully
Non-Equity Incentive	N/A	N/A		76,500		255,000	(9)	None	—		—		—
Option Grant	9/12/07	9/12/07		—		—		—	200,000		3.70		349,620

Alan R. Cormier
Non-Equity Incentive	N/A	N/A		12,000	(10)	40,000	(10)	None
Option Grant	9/12/07	9/12/07							150,000		3.70		262,215

(1)	Amounts reflect potential target bonuses payable under the executive’s bonus plan and are described in the CD&A and the “Summary Compensation Table” above. The actual bonus amounts earned by Mr. Brauneis, Mr. Oye, Mr. Scully and Mr. Cormier in fiscal 2008 were $60,424, $199,870, $208,744 and $53,694, respectively.
(2)	Unless otherwise noted in these footnotes, all stock options referenced in this table vest in equal quarterly installments over three years.
(3)	The amounts reflected in this column reflect the grant date fair value determined by us for financial accounting purposes under SFAS 123R and do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our stock options, please refer to “Share-Based Compensation” in Note 10 to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended July 31, 2008.
(4)

The target and threshold amounts for Mr. Brauneis, who joined the Company during the 2nd quarter of fiscal 2008, are shown on annualized basis. The financial component of Mr. Brauneis’ 2008 target bonus comprised 50% of his fiscal 2008 target and was subject to a minimum threshold requirement of 75% of the target. The remaining 50% was based on individual and strategic performance measures that were awarded based on a determination of achievement by the Chief Executive Officer.

(5)	This stock option grant is subject to a five-year vesting schedule, vesting 20% upon the first anniversary of the grant date and 5% per quarter thereafter.

(6)	Pursuant to our Equity Award Policy, which requires Board or Compensation Committee pre-approval for new hire grants of stock options to our Section 16 Officers, this grant was approved by the Compensation Committee on November 8, 2007, with an effective grant date of November 12, 2007, Mr. Brauneis’ first date of employment. The stock option grant made on November 12, 2007 to Mr. Brauneis has an exercise price of $3.93, the closing price of our common stock on that day. For additional information concerning our Equity Award Policy, see “Equity-Based Incentives” in the CD&A.
(7)	The target and threshold amounts for Mr. Gaynor are shown on an annualized basis and are based on the target and threshold amounts from his 2007 bonus plan. Mr. Gaynor resigned as our Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary on September 27, 2007, and his actual bonus earnings were $25,485 in fiscal 2008.
(8)	The financial component of Mr. Oye’s 2008 target bonus comprised 50% of his fiscal 2008 target and was subject to a minimum threshold requirement of 75% of the target. The remaining 50% was based on individual and strategic performance measures that were awarded based on a determination of achievement by the Chief Executive Officer.
(9)	Mr. Scully’s variable compensation arrangement included a revenue target based on our quarterly target for revenue with no minimum threshold requirement; a product standard margin target with a 75% achievement threshold; and a customer service margin target with a 75% achievement threshold.
(10)	The financial component of Mr. Cormier’s 2008 target bonus comprised 40% of his fiscal 2008 target and was subject to a minimum threshold requirement of 75% of the target. The remaining 60% was based on individual and strategic performance measures that were awarded based on a determination of achievement by the Chief Executive Officer.

Outstanding Equity Awards

This table provides information pertaining to all outstanding equity awards held by our named executive officers as of July 31, 2008. Unless otherwise noted, the option grants to purchase shares of our common stock set forth in the following table were made under our 1999 Stock Incentive Plan, as amended (the “1999 Plan”). Option grants under the 1999 Plan generally have a ten-year term and are subject to either a three-year or five-year vesting schedule. The 1999 Plan also provides that all options granted under the Plan are exercisable immediately subject to a repurchase right in favor of the Company which lapses as the option vests. Accordingly, the columns and footnotes below reflect the extent to which stock options held by our named executive officers were vested (as opposed to exercisable) as of July 31, 2008.

As of July 31, 2008, none of our named executive officers held any performance-based equity incentive awards or stock awards.

Outstanding Equity Awards at Fiscal Year-End for 2008

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)		Number of Securities Underlying Unexercised Options (#) Unexercisable (3)		Option Exercise Price ($)		Option Expiration Date
Paul F. Brauneis	—		700,000	(4)	$3.93		11/12/2017
Kevin J. Oye	914,457	(5)	—		$12.67		10/20/2009
	200,000		—		$7.39		4/9/2011
	833,333		—		$3.34		4/29/2012
	156,667	(6)	—		$3.40	(6)	4/29/2012
	125,000		375,000		$3.70		9/12/2017

Alan R. Cormier	35,000	(4)	15,000	(4)	$4.10		12/27/2014
	37,500		112,500		$3.70		9/12/2017

John B. Scully	175,000	(4)	325,000	(4)	$3.58		9/6/2016
	270	(7)	—		$1.41		9/13/2010	(8)
	10,704	(7)	—		$3.29		5/1/2011	(8)
	13,380	(7)	—		$4.86		9/27/2011	(8)
	50,000		150,000		$3.70		9/12/2017

(1)	Unless otherwise noted in these footnotes, all stock options referenced in this table vest in equal quarterly installments over three years.
(2)	Because all options granted under the 1999 Plan are exercisable immediately subject to a repurchase right in favor of the Company which lapses as the option vests, this column reflects the number of options held by our named executive officers that were exercisable and vested as of July 31, 2008.
(3)	Because all options granted under the 1999 Plan are exercisable immediately subject to a repurchase right in favor of the Company which lapses as the option vests, this column reflects the number of options held by our named executive officers that were exercisable and unvested as of July 31, 2008.
(4)	Each of these option grants is subject to a 5-year vesting schedule, vesting 20% upon the first anniversary of the original date of grant and 5% per quarter thereafter
(5)	These options were granted under our 1998 Stock Incentive Plan.
(6)	In connection with our review of historical stock option grant practices at the Company in fiscal 2007, Mr. Oye agreed to increase the per share exercise price of the unvested portion of this stock option grant as of December 31, 2004, covering 166,667 shares, from $3.34 to $3.40. For more information, see “Amendment to Stock Option Agreement” below.
(7)

Represents stock options acquired by Mr. Scully in connection with our assumption and conversion of his stock options from our acquisition of Eastern Research, Inc. on September 6, 2006. For a more detailed discussion on the valuation model and assumptions used to calculate the number of shares and fair value of options acquired as a result of our merger with Eastern Research, Inc., please refer to “Merger Agreement with Allen Organ Company to Acquire Eastern Research, Inc.” in Note 3 to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended July 31, 2008.

(8)	Pursuant to the terms of Mr. Scully’s original stock option agreements with Eastern Research, Inc., each of these options has a six-year term.

Amendment to Stock Option Agreement. To avoid certain adverse tax consequences under Section 409A of the Code, in December 2006 we entered into an agreement with Mr. Oye to amend the exercise price of stock options that were granted to him with a per share exercise price below the fair market value of a share of our common stock on the date of grant to the extent the shares were not vested as of December 31, 2004. Under the agreement with Mr. Oye, the amended exercise price of such options is now equal to the fair market value of a share of our common stock on the date of grant. The agreement further provided that in the event we made an accommodation to compensate other similarly situated optionees who may have the exercise price per share of their options increased as a result of such optionees having received an option that was issued with an exercise price below fair market value on the applicable grant date, then we would offer to make a similar accommodation to Mr. Oye. In fiscal 2008, we determined that, pursuant to our agreement with Mr. Oye, we were obliged to reimburse him for the increase to the exercise price of his stock options. In January 2008, we paid Mr. Oye $10,000 for the increase to the exercise price of those options.

Option Exercises and Stock Vested for 2008

The table below shows the number and value of stock options exercised by our named executive officers in fiscal 2008. None of our named executive officers held any outstanding awards of restricted stock.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise (1) ($)
Richard J. Gaynor (2)	550,000	197,221
Kevin J. Oye	10,000	5,600
John B. Scully	53,250	122,374

(1)	Column reflects the difference between the market price of the underlying securities at exercise and the exercise price.
(2)	Pursuant to the terms of our 1999 Stock Incentive Plan, as amended (the “1999 Plan”), the exercise period for Mr. Gaynor’s vested options continued through the three month period immediately following his termination date of September 27, 2007. The number and value of Mr. Gaynor’s acquired shares shown above reflect exercises that occurred between October 23, 2007 and October 30, 2007. Pursuant to the terms of the 1999 Plan, all of Mr. Gaynor’s remaining outstanding options were cancelled on December 27, 2007.

Employment and Other Arrangements

On November 12, 2007, Mr. Brauneis was appointed our Chief Financial Officer, Vice President of Finance and Administration, and Treasurer. As reflected in an offer letter arrangement with the Company, the Compensation Committee approved an annual base salary of $265,000 and an annual target bonus of $120,000 for Mr. Brauneis. The Committee also awarded Mr. Brauneis options to purchase 700,000 shares of our common stock under our 1999 Stock Incentive Plan, as amended. The stock options vest over five years (vesting 20% upon the first anniversary of the date of grant and 5% per quarter thereafter), have an exercise price equal to the closing price of our common stock on the NASDAQ Global Select Market on the date of grant, and have a ten-year term. Pursuant to the letter arrangement, we also entered into our standard form of change in control agreement with Mr. Brauneis. Details regarding the terms and potential benefits payable under our change in control agreement with Mr. Brauneis are set forth in “Severance Arrangements and Change in Control Agreements” in the CD&A and the “Potential Payments in Connection with a Change in Control” table later in this Proxy Statement.

During the third quarter of fiscal 2008, we also entered into our standard form of change in control agreement with Mr. Cormier. Details regarding the terms and potential benefits payable under the change in control agreement with Mr. Cormier are set forth in “Severance Arrangements and Change in Control Agreements” in the CD&A and the “Potential Payments in Connection with a Change in Control” table later in this Proxy Statement.

We have also entered into our standard form of indemnification agreement with each of our directors and executive officers, which is in addition to the indemnification provided for in our certificate of incorporation. These agreements, among other things, provide for indemnification of our directors and executive officers for a number of expenses, including attorneys’ fees and other related expenses, as well as certain judgments, fines, penalties and settlement amounts incurred by any such person in any action, suit or proceeding, including any action by or in the right of the Company, arising out of such person’s services as a director or executive officer of the Company or any other company or enterprise to which the person provided services at our request. Pursuant to these agreements, we have paid expenses and legal fees to counsel representing certain former and current officers and directors in connection with such proceedings.

Potential Payments Upon Termination

The following table provides the potential payouts upon a termination of employment without cause to each of Messrs. Smith, Brauneis, Oye, Cormier and Scully pursuant to our Separation Pay Plan. Mr. Gaynor, who resigned on September 27, 2007, was not eligible to receive separation benefits under our Separation Pay Plan because his termination was voluntary and, accordingly, he is not included in the table below. The values set forth below are based on an assumed termination date of July 31, 2008. For additional discussion of the benefits and payments due upon termination, see “Severance Arrangements and Change in Control Agreements” in the CD&A.

Potential Payments Upon Termination as of July 31, 2008(1)

Name	Cash Severance (2) ($)	Benefits (3) ($)	Value of Modified Equity Awards (4) ($)	Value of Outplacement Services (5) ($)	Total ($)
Daniel E. Smith	100,000	12,789	—	6,800	119,589
Paul F. Brauneis	265,000	9,411	—	6,800	281,211
Kevin J. Oye	260,000	12,789	—	6,800	279,589
John B. Scully	230,000	11,847	—	6,800	248,647
Alan R. Cormier	228,000	12,789	—	6,800	247,589

(1)	Our Separation Pay Plan provides that employees, including our named executive officers, are not eligible for separation benefits if we determine that the employee has been offered a comparable position at the Company or any successor corporation or for the following reasons: resignation, death or disability; termination for cause; or termination for gross misconduct, violation of a policy or poor performance.
(2)	Represents one year’s base salary to be paid in accordance with our normal payroll practices following the termination of the named executive officer’s employment.
(3)	Represents the estimated amounts payable by us to maintain the executive officer’s benefits for the 12-month period following termination of the named executive officer’s employment.
(4)

Under our Separation Pay Plan, the right to exercise stock options extends for a period of one year from the date of termination and the vesting of stock options continues in accordance with the then-existing vesting schedule during that same period. For purposes of the table, we have included for each named executive officer the intrinsic value as of July 31, 2008 of all options that will vest one year from July 31, 2008. Because the exercise price of all unvested options held by our named executive officers exceeded the market price of our common stock (which, as of July 31, 2008, was $3.48) on July 31, 2008, the intrinsic value of each of these options is $0. The intrinsic values shown above are different from the SFAS 123R values used for purposes of the “Grants of Plan-Based Awards” table contained earlier in this Proxy Statement.

(5)	Represents the estimated amounts payable by us for the provision of outplacement services for the 6-month period following termination of the named executive officer’s employment.

Potential Payments in Connection with a Change in Control

The following table provides the potential payouts and benefits to each of Messrs. Smith, Brauneis, Oye, Scully and Cormier in connection with a change in control of the Company. Mr. Gaynor’s change in control agreement was terminated effective upon his voluntary resignation on September 27, 2007 and, accordingly, the terms of his agreement are not included in this table. For additional discussion of the potential benefits and payments due in connection with a change in control, please see “Severance Arrangements and Change in Control Agreements” in the CD&A.

Potential Payments in Connection with a Change in Control(1)

Name/Triggering Event (2)	Cash Severance ($)	Bonus (6) ($)	Benefits (7) ($)	Value of Modified Equity Awards (8) ($)	Value of Outplacement Services (9) ($)	Tax Gross- up (10) ($)	Total ($)
Daniel E. Smith
Change in Control (3)	—	—	—	—	—	—	—
Subsequent Acquisition (4)	—	—	—	—	—	—	—
Termination (5)	150,000	—	23,979	—	10,600	—	184,579

Paul F. Brauneis
Change in Control (3)	—	—	—	—	—	—	—
Subsequent Acquisition (4)	—	—	—	—	—	—	—
Termination (5)	397,500	180,000	17,646	—	10,600	—	605,746

Kevin J. Oye
Change in Control (3)	—	—	—	—	—	—	—
Subsequent Acquisition (4)	—	—	—	—	—	—	—
Termination (5)	390,000	195,000	23,979	—	10,600	—	619,579

John B. Scully
Change in Control (3)	—	—	—	—	—	—	—
Subsequent Acquisition (4)	—	—	—	—	—	—	—
Termination (5)	345,000	382,500	22,212	—	10,600	—	760,312

Alan R. Cormier
Change in Control (3)	—	—	—	—	—	—	—
Subsequent Acquisition (4)	—	—	—	—	—	—	—
Termination (5)	342,000	60,000	23,979	—	10,600	—	436,579

(1)	All amounts payable in this table assume relevant salary, bonus, benefit and stock values in effect as of July 31, 2008.
(2)	A description of the payments or benefits due upon (1) a change in control that does not result in termination of the executive officer, (2) the occurrence of a “subsequent acquisition” in connection with a change in control, and (3) a change in control that results in the termination of the executive officer, is set forth in “Severance Arrangements and Change in Control Agreements” in the CD&A. Where applicable, the amounts payable and benefits due under each of these scenarios are shown in the table above.
(3)

For purposes of these agreements, a “change in control” means any of the following events: (i) a person (as defined by Sections 13(d) and 14(d) of the Exchange Act, as amended) becomes the beneficial owner of securities representing 30% or more of the combined voting power of the Company’s then outstanding securities; (ii) the Company’s incumbent directors cease to constitute a majority of the Board; (iii) a consummated merger or consolidation of the Company with any other corporation; or (iv) the stockholders approve a plan of liquidation or dissolution or an agreement for the sale of all or substantially all of the Company’s assets.

(4)	A “subsequent acquisition” means: (i) a merger or consolidation which results in the voting securities of the acquiror outstanding immediately prior to the merger or consolidation representing less than a majority of the combined voting power of the voting securities of the acquiror outstanding after the merger or consolidation; (ii) the sale of all or substantially all of the assets of the acquiror; or (iii) the sale of shares of capital stock of the acquiror representing at least 80% of the voting power of the securities of the acquiror.
(5)	Termination following a change in control includes termination of the executive officer without “cause” or by the officer due to a “constructive termination.” As defined in the applicable agreements, “cause” means the willful engaging by the executive in illegal or gross misconduct which is materially injurious to the Company. A “constructive termination” means the occurrence of any of the following: (i) any diminution of the executive’s position title or responsibilities; (ii) any required relocation of the executive; or (iii) any diminution in the executive’s annual salary or bonus potential from that in effect prior to the change in control.
(6)	Includes amount equal to 150% of annual performance bonus (if any) for the year in which the termination occurs.
(7)	Represents the estimated amounts payable by us to maintain the executive officer’s benefits for the 18-month period following termination of the named executive officer’s employment in connection with a change in control.
(8)	Represents the value of the executive officer’s stock option awards in connection with a change in control and assumes a termination date (or other relevant triggering event date) of July 31, 2008. For purposes of the table, we have included for each named executive officer the intrinsic value as of July 31, 2008 of all options that will vest as a result of the termination (or other triggering event). Because the exercise price of all unvested stock options held by our named executive officers exceeded the market price of our common stock (which, as of July 31, 2008, was $3.48) on July 31, 2008, the intrinsic value of each of these options is $0. The intrinsic values shown above are different from the SFAS 123R values used for purposes of the “Grants of Plan-Based Awards” table contained earlier in this Proxy Statement.
(9)	Represents the estimated amounts payable by us for outplacement services for the 12-month period following termination of the named executive officer’s employment in connection with a change in control.
(10)	Represents the estimated amount of reimbursement for excise taxes payable pursuant to Sections 280G and 4999 of the Internal Revenue Code for the receipt of benefits and payments to the named executive officer following a change in control. Based on the price of our common stock on July 31, 2008, no excise tax reimbursement would be required for any of our named executive officers in the event of (i) a change of control, (ii) a change in control and subsequent acquisition of the Company, or (iii) termination of the executive officer’s employment in connection with a change in control.

Director Compensation

For our fiscal year ended July 31, 2008, our non-employee directors received annual cash compensation and stock option grants for their service as directors, as well as reimbursement for reasonable out-of-pocket expenses incurred in attending meetings of the Board and committees.

Cash Compensation. At the recommendation of Radford, an independent consulting firm that was retained by the Compensation Committee during the fourth quarter of fiscal 2007 to conduct a comprehensive review of our director compensation program, the Board passed a resolution adjusting our director compensation for fiscal 2008. The Board, at the recommendation of the Compensation Committee, determined that the adjustments were necessary to facilitate attracting well-qualified candidates to serve as directors of the Company and to bring the cash components of our director compensation in line with the compensation practices of our peers. Specifically, the resolution provides for annual retainers, paid on a quarterly basis, for the director’s service in the amounts set forth below:

• Annual retainer for all non-employee directors	$35,000
• Additional annual retainer for Chairman of the Board	$20,000
• Additional annual retainer for Audit Committee members	$10,000
• Additional annual retainer for Compensation Committee members	$6,000
• Additional annual retainer for Nominating Committee members	$4,000
• Additional annual retainer for Audit Committee Chairman	$20,000
• Additional annual retainer for Compensation Committee Chairman	$12,000
• Additional annual retainer for Nominating Committee Chairman	$8,000

Stock Options. Historically, options to purchase shares of our common stock have been automatically granted to our non-employee directors under the 1999 Non-Employee Directors Stock Option Plan, as amended (the “1999 Director Plan”). If our stockholders approve the 2009 Non-Employee Director Stock Option Plan (the “2009 Director Plan”), stock option grants will be made to our non-employee directors from the 2009 Director Plan. For additional information concerning the 2009 Director Plan, see Proposal No. 4, “Approval of the 2009 Non-Employee Director Stock Option Plan”. Our non-employee directors are also eligible to receive stock options and other types of awards under our 1999 Stock Incentive Plan, as amended (the “1999 Plan”), but such awards are discretionary and we have never granted awards to directors under that Plan. Subject to stockholder approval at the Annual Meeting, our non-employee Directors will also be eligible to receive discretionary awards under the 2009 Stock Incentive Plan.

Under the 1999 Director Plan, our non-employee directors are automatically granted non-qualified stock options to purchase 90,000 shares of our common stock, which vest in equal annual installments over three years upon their initial election to the Board (an “initial grant”). Thereafter, on an annual basis immediately following each annual meeting of stockholders, each non-employee director is granted an option to purchase 30,000 shares of our common stock, which vests in the sooner of one year or the date of the next annual meeting of stockholders (an “annual grant”). Options are fully exercisable on the date of grant under the 1999 Director Plan; however, shares purchased on exercise of such options are subject to repurchase by the Company if the non-employee director does not remain on the Board through the completion of the applicable vesting period. In addition, if a director fails to attend at least 75% of the meetings of the Board during one of the above-described vesting periods for an option, the option installment for that period will not vest. The exercise price per share of all options granted under the 1999 Director Plan is equal to the fair market value of our common stock on the date of grant, and the options expire ten years from the date of grant.

The following table shows the fiscal 2008 compensation information for our directors who served during such period. Neither Mr. Smith, our President and Chief Executive Officer, nor Mr. Deshpande, our Chairman of the Board, received any compensation for their Board activities in fiscal 2008.

Non-Employee Director Compensation for Fiscal 2008

Name	Fees Earned or Paid in Cash (1) ($)	Option Awards (2) ($)		All Other Compensation ($)	Total ($)
Craig R. Benson (3)	43,667	81,123		—	124,790
Paul W. Chisholm (4)	31,917	65,775		—	97,692
Robert E. Donahue (5)	56,477	30,380	(6)	—	86,857
Paul J. Ferri (7)	11,125	—		—	11,125
John W. Gerdelman (8)	64,167	91,137		—	155,304
Gururaj Deshpande (9)	—	—		—	—

(1)	Reflects amounts earned by our directors for their fiscal 2008 service on the Board and committees, regardless of when the amounts were paid.
(2)	Amounts shown are the compensation costs recognized by us in fiscal 2008 for option awards as determined pursuant to SFAS 123R, disregarding forfeiture assumptions. These compensation costs reflect option awards granted in fiscal 2008 and years prior to fiscal 2008. A description of the valuation model and assumptions used to calculate the value of option awards is set forth in Note 10 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended July 31, 2008.
(3)	As of July 31, 2008, Mr. Benson held outstanding options to purchase 120,000 shares of our common stock.
(4)	Mr. Chisholm resigned from the Board effective February 27, 2008 and, pursuant to the terms of the 1999 Director Plan, his outstanding options to purchase shares of our common stock expired on May 27, 2008.
(5)	As of July 31, 2008, Mr. Donahue held outstanding options to purchase 90,000 shares of our common stock.
(6)	Shows the compensation costs recognized by us in fiscal 2008 for option awards to Mr. Donahue as determined pursuant to SFAS 123R, disregarding forfeiture assumptions. We are not recognizing any compensation expense in connection with the first 30,000 share installment of Mr. Donahue’s initial 90,000 share grant because the applicable vesting requirements were not met.
(7)	Mr. Ferri resigned as a member of the Board effective October 15, 2007 and, pursuant to the terms of the 1999 Director Plan, his outstanding options to purchase shares of our common stock expired on January 13, 2008.
(8)	As of July 31, 2008, Mr. Gerdelman held outstanding options to purchase 330,000 shares of our common stock.
(9)	Mr. Deshpande resigned as an employee of the Company effective August 1, 2007. Although as a non-employee director of the Company Mr. Deshpande was entitled to receive the cash and equity compensation set forth above, Mr. Deshpande elected to waive his right to receipt of such compensation for fiscal 2008.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purpose is to assist the Board in its oversight of our financial accounting, reporting and internal controls. Management is responsible for the preparation, presentation and integrity of our consolidated financial statements, the selection of appropriate accounting and financial reporting principles, and for the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of the consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP our audited consolidated financials statements contained in our Annual Report on Form 10-K for the fiscal year ended July 31, 2008. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements of Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and discussed with PricewaterhouseCoopers LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for our fiscal year ended July 31, 2008 for filing with the Commission.

Respectfully submitted by the Audit Committee

Robert E. Donahue (Chairman)

Craig R. Benson

John W. Gerdelman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 30, 2008, with respect to beneficial ownership of our common stock by: (i) each person who, to our knowledge, beneficially owned more than 5% of the shares of common stock outstanding as of such date; (ii) each of our directors; (iii) our Chief Executive Officer, our former and current Chief Financial Officers, and the three named executive officers identified in the Summary Compensation Table set forth above; and (iv) all directors and executive officers as a group.

For purposes of the following table, beneficial ownership is determined in accordance with the rules of the Commission. Except as otherwise noted in the footnotes below, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of its common stock shown as beneficially owned by them, subject to applicable community property laws. The percentage of shares of common stock outstanding is based on 283,869,946 shares of common stock outstanding as of September 30, 2008. In computing the number of shares beneficially owned by a person named in the following table and the percentage ownership of that person, shares of common stock that are subject to options held by that person that are currently exercisable or exercisable within 60 days of September 30, 2008 are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding
Gururaj Deshpande (2)	45,712,807	16.1
Daniel E. Smith (3)	42,653,857	15.0
Kevin J. Oye (4)	2,606,054	*
Richard J. Gaynor (5)	—	*
John B. Scully (6)	724,354	*
Alan R. Cormier (7)	200,200	*
Paul F. Brauneis (8)	700,000	*
Robert E. Donahue (9)	90,000	*
John W. Gerdelman (10)	341,850	*
Craig R. Benson (11)	120,000	*
Platyko Partners, LP (3)	21,125,000	7.4
Third Avenue Management LLC (12)	40,230,809	14.2
Dimensional Fund Advisors LP (13)	15,565,102	5.5
FMR LLC (14)	31,263,956	11.0
The Gururaj Deshpande Grantor Retained Annuity Trust (2)	17,918,400	6.3
All executive officers and directors as a group (11 persons) (15)	96,299,178	33.4

*	Less than 1% of the total number of outstanding shares of common stock.
(1)	Except as otherwise noted, the address of each person is: c/o Sycamore Networks, Inc., 220 Mill Road, Chelmsford, Massachusetts 01824.
(2)	Includes 2,937,500 shares held by the Deshpande Irrevocable Trust and 17,918,400 shares held by the Gururaj Deshpande Grantor Retained Annuity Trust. Mr. Deshpande’s wife serves as a trustee of each of these trusts. Mr. Deshpande disclaims beneficial ownership of these shares.
(3)	Includes 21,125,000 shares held by Platyko Partners, L.P., of which Mr. Smith and his wife serve as general partners.
(4)	Includes 2,604,457 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.
(5)	Mr. Gaynor resigned as our Chief Financial Officer, Vice President of Finance and Administration and Assistant Secretary effective September 27, 2007. Pursuant to the terms of our 1999 Stock Incentive Plan, as amended, all outstanding options to purchase our shares of our common stock held by Mr. Gaynor as of December 27, 2007 were canceled.

(6)	Consists of 724,354 shares issuable pursuant to options, of which 700,000 are subject to a repurchase right which lapses as the shares vest.
(7)	Includes 200,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.
(8)	Consists of 700,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.
(9)	Consists of 90,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.
(10)	Includes 330,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.
(11)	Consists of 120,000 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.
(12)

As of September 15, 2008, Third Avenue Management LLC was the beneficial owner of 40,230,809 shares of our common stock. Third Avenue Management LLC disclaims beneficial ownership of these shares. The address of Third Avenue Management LLC is 622 Third Avenue, 32nd Floor, New York, NY 10017.

(13)	Based solely on a Schedule 13G filed on February 6, 2008, Dimensional Fund Advisors LP was the beneficial owner of 15,565,102 shares of common stock as of December 31, 2007. Dimensional Fund Advisors LP disclaims beneficial ownership of these shares. The address of Dimensional Fund Advisors LP is 1299 Ocean Avenue, Santa Monica, CA 90401.
(14)	Based on an amended Schedule 13G filed on October 9, 2008, FMR LLC was the beneficial owner of 31,263,956 shares of our common stock. The address of FMR LLC is 82 Devonshire Street, Boston, MA 02109.
(15)	Includes an aggregate of 4,918,911 shares issuable pursuant to options which are immediately exercisable and subject to a repurchase right which lapses as the shares vest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our outstanding shares of common stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the Commission to furnish us with copies of all such filings. Based on a review of the copies of such filings received by us with respect to the fiscal year ended July 31, 2008, we believe that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended July 31, 2008.

STOCKHOLDER PROPOSALS

To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2009 Annual Meeting of Stockholders, proposals of stockholders must be received at our principal executive offices not later than July 24, 2009 and must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in our proxy statement for that meeting. In accordance with our Amended and Restated By-Laws, proposals of stockholders intended for presentation at our 2009 Annual Meeting of the Stockholders (but not intended to be included in the proxy statement for that meeting) must be received no earlier than October 8, 2009 and no later than October 28, 2009. In order to curtail any controversy as to the date on which a proposal is received by us, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to the attention of our Corporate Secretary.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

ANNEX A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SYCAMORE NETWORKS, INC.

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

Sycamore Networks, Inc., a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

1. The name of the corporation is Sycamore Networks, Inc.

2. This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

3. This Amendment to the Amended and Restated Certificate of Incorporation amends Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended, supplemented and restated, by deleting the first paragraph of Article Fourth thereof and substituting in lieu thereof a new paragraph, which shall read in its entirety as follows:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 505,000,000, 362,142,857 or 255,000,000 shares, consisting of (i) 500,000,000, 357,142,857 or 250,000,000 shares of Common Stock, $.001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Stock).

4. This Amendment to the Amended and Restated Certificate of Incorporation further amends Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended, supplemented and restated, by adding at the end of Article Fourth a new paragraph, which shall read in its entirety as follows:

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation pursuant to the Delaware General Corporation Law, each [five, seven or ten] shares of the Common Stock (the “Old Common Stock”) issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s common stock, $.001 par value per share (the “New Common Stock”), without any action by the holder thereof. The Corporation shall not issue fractions of shares of New Common Stock in connection with such reclassification and combination. Shareholders who, immediately prior to the Effective Time, own a number of shares of Old Common Stock which is not evenly divisible by [five, seven or ten] shall, with respect to such fractional interest, be entitled to receive cash from the Corporation in lieu of fractions of shares of New Common Stock from the disposition of such fractional interest as provided below. The Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto, by the mechanism of having (x) the transfer agent of the Corporation aggregate such fractional interests and (y) the shares resulting from the aggregation sold and (z) the net proceeds received from the sale be allocated and distributed among the holders of the fractional interests as their respective interests appear. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old

A-1

Common Stock represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, unless otherwise instructed by such stockholder, book-entry shares in lieu of a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

5. This Amendment to Amended and Restated Certificate of Incorporation shall be effective at [effective time], Eastern Time, on [effective date].

IN WITNESS WHEREOF, Sycamore Networks, Inc. has caused this Certificate of Amendment to be duly executed in its corporate name this [    ] day of [    ] [    ].

SYCAMORE NETWORKS, INC.

By:
Name:	Daniel E. Smith
Title:	President and Chief Executive Officer

A-2

ANNEX B

SYCAMORE NETWORKS, INC.

2009 STOCK INCENTIVE PLAN

1. Purpose.

This 2009 Stock Incentive Plan, as may be amended from time to time pursuant to Paragraph 19 hereof (the “Plan”), is intended to provide incentives to the officers, directors, employees, and consultants of Sycamore Networks, Inc. (the “Company”), and of any present or future parent or subsidiary of the Company, and any other business venture (including but not limited to joint ventures and limited liability companies) in which the Company has a substantial interest (collectively, “Related Entities”), by providing them with opportunities to acquire a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, restricted stock units, and other stock-based awards (“Awards”). Any of these Awards may, but need not, be made as performance incentives to reward attainment of short-term or long-term performance goals in accordance with the terms thereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and any consultants providing services to the Company or a Related Entity shall in all cases be non-qualified stock options. Recipients of Awards under the Plan are referred to hereinafter as “Participants”. For purposes of granting incentive stock options, and Awards intended to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and where otherwise required by applicable law or stock exchange listing requirement, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation,” respectively, as those terms are defined in Section 424 of the Code (each such corporation, a “Related Corporation”).

This Plan will become effective on the date on which it is approved by the Company’s stockholders (the “Effective Date”), provided that amendments to this Plan will become effective in accordance with Paragraph 19.

2. Administration of the Plan.

A. Board or Committee Administration. The Plan will be administered by a committee or committees appointed by the Board of Directors of the Company (the “Board”) and consisting of two or more members of the Board. The Board may delegate responsibility for administration of the Plan with respect to designated Award recipients to different committees, subject to such limitations as the Board deems appropriate. Members of a committee will serve for such term as the Board may determine, and may be removed by the Board at any time. The term “Committee,” when used in this Plan, refers to the committee that has been delegated authority with respect to a matter. In determining the composition of any committee or subcommittee, the Board or Committee, as the case may be, shall consider the desirability of compliance with the compositional requirements of (i) Rule 16(b)-3 of the Securities and Exchange Commission with respect to Participants who are subject to the trading restrictions of Section 16(b) of the Securities and Exchange Act of 1934 (the “Exchange Act”) with respect to securities of the Company, (ii) Section 162(m) of the Code, and (iii) the independence requirements of the stock exchange on which the Company’s Common Stock is listed, but shall not be bound by such compliance; provided, however, that discretionary Awards to non-employee directors of the Company shall be administered and determined by a Committee satisfying the requirements in Paragraph 2A(iii) hereof.

B. Committee Actions. Subject to the provisions of the Plan, any Committee has full authority to administer the Plan within the scope of its delegated responsibilities, including authority to interpret and construe any relevant provision of the Plan, to adopt rules and regulations that it deems necessary, to determine which individuals are eligible to participate and/or receive Awards, to determine the amount and/or number of shares subject to such Award, and to determine the terms of such Award made (which terms need not be identical). Decisions of a Committee made within the discretion delegated to it by the Board are final and binding on all persons.

C. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the authority to grant Awards and exercise such other powers under the Plan as the Board may determine, provided, however, that (i) the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one participant to be made by such executive officers, and (ii) such executive officers may not grant an Award to a director of the Company or an executive officer of the Company as defined under Section 16 of the Exchange Act. Notwithstanding anything to the contrary in this Paragraph 2C, the Board may not delegate to an executive officer of the Company the authority to determine the Fair Market Value of the Company’s Common Stock pursuant to Paragraph 10 below.

3. Stock Subject to the Plan. The stock subject to Awards will be authorized but unissued shares of Common Stock of the Company, par value $.001 per share (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. Subject to adjustment as provided in Paragraph 18, the aggregate number of shares which may be issued pursuant to the Plan is equal to (i) 28,000,000 shares, plus (ii) the number of shares of Common Stock, as of the Effective Date of this Plan, covered by issued and outstanding Awards granted under the Company’s 1999 Stock Incentive Plan, as amended, and the Company’s 1998 Stock Incentive Plan (the “Prior Plans”) that are not exercised or are forfeited, lapse or expire, or otherwise terminate without delivery of any Common Stock subject thereto, to the extent such shares would otherwise again have been available for issuance under such Prior Plans.

A. Adjustments in Authorized Shares. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, the acquisition of property or stock, or other corporate transactions (collectively, “Corporate Transactions”). The number of shares of Common Stock reserved pursuant to Paragraph 3 shall be increased by the corresponding number of awards assumed and, in the case of substitution, by the net increase in the number of shares of Common Stock subject to awards before and after the substitution.

B. Share Usage. If any Award granted under the Plan (including outstanding Awards granted under the Company’s Prior Plans) is not exercised or is forfeited, lapses or expires, or otherwise terminates without delivery of Common Stock subject thereto, the shares subject to such Award will again be available for grants of Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be increased by (i) any shares of Common Stock tendered or withheld or Awards surrendered in connection with the purchase of shares of Common Stock upon exercise of an Option as described in Paragraph 15A, or (ii) any shares of Common stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Paragraph 15B.

C. Restrictions. Notwithstanding the terms of Paragraph 18C and except as otherwise provided in this Paragraph 3C, (i) Restricted Stock Awards, Restricted Unit Awards, and Other Stock-Based Awards (collectively, “Full Value Awards”) that vest solely by the passage of time shall not vest in full in less than three (3) years from the grant date; and (ii) Full Value Awards that vest, or are subject to acceleration of vesting, upon the achievement of performance criteria shall not vest in full in less than one (1) year from the date of grant. In addition, except as otherwise provided in this Paragraph 3C, the Committee may not waive existing restrictions or conditions applicable to Awards under the Plan. The foregoing restrictions shall not apply in the case of a Participant’s death, disability, or retirement, or upon or in connection with a Change in Control. In addition, the Committee may provide for the continuation of vesting in accordance with the applicable vesting schedule of an Award upon a Participant’s separation of service from the Company pursuant to the terms of any severance plan or agreement that may apply to the Participant. Awards that do not meet the guidelines set forth above shall be limited to 10% of the shares authorized for issuance under the Plan as determined in accordance with the share usage provisions set forth in this Paragraph 3. The foregoing restrictions shall not apply to Full Value Awards assumed in connection with any Corporate Transaction.

4. Award Eligibility and Limitations. Subject to limitations contained in the Plan, Awards may be made under the Plan to: (i) any employee or executive officer of the Company or of any Related Entity, (ii) any director of the Company or of any Related Entity, and (iii) any consultant of the Company or of any Related Entity.

A. Limitations on Awards and Successive Awards. Options granted hereunder which qualify as incentive stock options under Section 422(b) of the Code (“ISO” or “ISOs”) may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”) (and collectively with ISOs, “Options”) and all other Awards may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Entity. The Committee may take into consideration a Participant’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or other form of Award under the Plan. The granting of any Award to a Participant will neither entitle that Participant to, nor disqualify him from, participation in any other grant of Awards. Neither the Company nor any Related Corporation shall have any liability to an individual granted an Option hereunder, or to any other party, if an Option (or any part thereof) which is intended to be an ISO is not an ISO.

B. Limitation on Shares of Common Stock Subject to Awards. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act: (i) the maximum number of shares of Common Stock subject to Options that can be awarded under the Plan to any individual eligible for an Award under Paragraph 4 hereof is 2,000,000 per calendar year; and (ii) the maximum number of shares subject to Full Value Awards that can be awarded under the Plan to any individual eligible for an Award under Paragraph 4 hereof is 1,000,000 per calendar year. The limitations in this Paragraph 4B are subject to adjustment as provided in Paragraph 18 hereof.

C. ISO Limitation. Subject to adjustment as provided in Paragraph 18 (and, to the extent permitted under Sections 422 and 424 of the Code, as provided in Paragraph 3B), the aggregate number of shares of Common Stock described in Paragraph 3 that may be issued pursuant to the Plan with respect to Options granted as ISOs is 28,000,000 shares.

5. Granting of Awards. Awards may be granted under the Plan at any time after the Effective Date and before the tenth anniversary of the Effective Date, except that ISOs must be granted within ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s stockholders, whichever is earlier. The date of grant of an Award under the Plan will be the date specified by the Committee at the time it approves the Award. Unless otherwise specified by the Committee in connection with a particular grant, Awards granted under the Plan are intended to qualify as performance-based compensation under Section 162(m) of the Code and the regulations thereunder.

6. Terms of Awards. Awards will be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments must conform to or incorporate by reference the terms set forth in this Plan and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. In addition, subject to the provisions of the Plan, the applicable vesting schedule, if any, for an Award under the Plan (hereafter the “Vesting Ratio”) shall be set forth in such instrument. For purposes of the Plan, the total number of shares multiplied by the Vesting Ratio as set forth in the Award instrument are “Vested Shares”. Each Award granted pursuant to the Plan shall be subject to forfeiture if, in the discretion of the Committee, the recipient of such Award has not, within a forty-five (45) day period of time following the grant of such Award, executed any instrument required by the Committee to be executed in connection with the Award.

7. Option Price. The exercise price per share will be fixed by the Committee, provided, however, that in no event will the exercise price per share in the case of an Option be less than one hundred percent (100%) of the Fair Market Value per share of the Company’s Common Stock on the Option grant date. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of the Company’s Common Stock on the date of grant. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the Fair Market Value per share of the Company’s Common Stock if such Option is granted pursuant to an assumption of or substitution for another option.

8. Repricing and Re-Grant of Stock Options. Absent stockholder approval within twelve (12) months prior to the event, neither the Board nor any Committee shall have authority to: (i) reduce the exercise price per share of any outstanding Option under the Plan, or (ii) cancel and re-grant any outstanding Option under the Plan that has the effect of reducing the exercise price per share of any outstanding Option. Notwithstanding the above, appropriate adjustments may be made to outstanding Options pursuant to Paragraph 18 and Paragraph 19 of the Plan and may be made to make changes to achieve compliance with applicable law, including Section 409A of the Code.

9. Dollar Limitation on ISOs. To the extent that the aggregate fair market value (determined as of the respective date or dates of grant) of the shares with respect to which Options that would otherwise be ISOs are exercisable for the first time by any individual during any calendar year under the Plan (or any other plan of the Company or any Related Corporation) exceeds the sum of One Hundred Thousand Dollars ($100,000) (or a greater amount permitted under the Code), whether by reason of acceleration or otherwise, those Options will not be treated as ISOs. In making this determination, Options will be taken into account in the order in which they were granted.

10. Determination of Fair Market Value. The “Fair Market Value” of the Company’s Common Stock shall be determined as follows: (i) if the Company’s Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Global Select Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date the Award is granted; (ii) if the Company’s Common Stock is regularly quoted by an established quotation service for over-the-counter securities but selling prices are not reported, its Fair Market Value shall be the closing bid price (or average of bid prices) as quoted on such service for the date the Award is granted; (iii) if the Common Stock is not publicly traded at the time an Award is granted under the Plan, its Fair Market Value shall be the fair value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length. These principles shall also be applied to establish Fair Market Value for purposes of determining the value of any shares tendered or withheld to exercise an Award, the amount of any income arising from the exercise or vesting of an Award, and the value of shares tendered or withheld to satisfy any tax withholding obligation of a Participant; provided, however, in the case of a Cashless Exercise, the Fair Market Value of any shares tendered or withheld to exercise an Award or to satisfy any tax withholding obligation shall be determined by reference to the market transaction price.

11. Option Term. Subject to earlier termination as provided in Paragraph 16, each Option will expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in Paragraph 16, the term of each ISO will be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Paragraph 18.

12. Exercise of Option. Subject to the provisions of the Plan, each Option granted under the Plan will be exercisable as follows:

A. Right to Exercise. The Option will become exercisable at such time or in such installments as the Committee may specify.

B. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable and vested.

C. Term. Under no circumstances shall the exercise period for an Option be extended beyond the term of the Option.

13. Restricted Stock.

A. Grants. The Committee may grant awards of restricted stock (“Restricted Stock Awards”) entitling Participants to acquire shares of Common Stock, subject to the right of the Company to require forfeiture of such shares in the event that conditions specified by the Committee in the applicable Restricted Stock Award agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Restricted Stock Awards.

B. Terms and Conditions. Subject to the provisions in the Plan and Paragraphs 3 and 4 thereof, the Committee shall determine the terms and conditions of any such Restricted Stock Award, including the grant date and the vesting schedule. Any stock certificates issued or book entry recorded in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall either deliver the certificates to the Participant or designate the book entry shares in the Participant’s account as no longer subject to such restrictions to the Participant, or if the Participant has died, to the beneficiary designated by the Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

C. Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Committee. Unless otherwise provided by the Committee, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

14. Provisions of Stock Awards Other Than Options or Restricted Stock.

A. Restricted Stock Units.

(1) Grants. The Committee may grant awards of restricted stock units (“Restricted Stock Units”) entitling Participants to acquire shares of Common Stock (or the cash equivalent) in the future. Subject to the provisions in the Plan and Paragraphs 3 and 4 thereof, the Committee shall determine the terms and conditions of any such Restricted Stock Unit Award, including the grant date and the vesting schedule.

(2) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement.

(3) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(4) Dividend Equivalents. To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish, in each case to be set forth in the applicable Award agreement.

B. Other Stock-Based Awards.

(1) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”), including without limitation Awards entitling Participants to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee shall determine.

(2) Terms and Conditions. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

C. Performance Awards.

(1) Grants. Restricted Stock Awards, Restricted Stock Unit Awards, and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Paragraph 14 (“Performance Awards”), subject to the limits in Paragraphs 3 and 4 on shares covered by such Awards.

(2) Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a committee (or subcommittee of a committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such committee or subcommittee. “Covered Employee” shall mean any person who is, or whom the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.

(3) Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the extent of vesting and/or delivery shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) earnings per share, (b) return on average equity or average assets in relation to a peer group of companies designated by the Committee, (c) earnings, (d) earnings growth, (e) earnings before interest, taxes and amortization (EBITA), (f) operating income, (g) gross or product margins, (h) revenues, (i) expenses, (j) stock price, (k) market share, (l) reductions in non-performing assets, (m) return on sales, assets, equity or investment, (n) regulatory compliance, (o) satisfactory internal or external audits, (p) improvement of financial ratings, (q) achievement of balance sheet or income statement objectives, (r) net cash provided from continuing operations, (s) stock price appreciation, (t) total shareholder return, (u) cost control, (v) strategic initiatives, (w) net operating profit after tax, (x) pre-tax or after-tax income, (y) cash flow, or (z) a combination of one or more of the these goals, which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items and any other unusual or non-recurring items, (ii) discontinued operations, (iii) gains or losses on the dispositions of discontinued operations, (iv) the cumulative effects of changes in accounting principles, (v) the writedown of any asset, and (vi) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(4) Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a Change in Control of the Company.

(5) Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

15. Exercising Options, Withholding for Awards, and Other Provisions.

A. Means of Exercising Options. Options may be exercised by giving written or electronic notice of exercise to the Company’s delegate for receipt of such notice, prior to the termination of the Option as set forth in this Plan, accompanied by full payment of the exercise price for the number of shares being purchased. Except as the Committee may otherwise provide in an Option agreement, the purchase price of Common Stock acquired pursuant to the exercise of an Option (or any part or installment thereof) shall be paid for as follows: (a) in United States dollars in cash or by check, or (b) by delivery of notice in such form as the Company may designate together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds to pay the exercise price (a “Cashless Exercise”). Subject to the discretion of the Committee, the purchase price of Common Stock acquired pursuant to the exercise of an Option may also be paid (i) through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, (ii) by a net exercise arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price, or (iii) in any other form of legal consideration that may be acceptable to the Committee. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (i), (ii) or (iii) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a stockholder with respect to the shares covered by such Option until the date of issuance of such shares. Except as expressly provided in Paragraph 18 with respect to changes in capitalization and stock dividends, no adjustment will be made for dividends or similar rights for which the record date is before the date such stock certificate is issued or book entry is designated. The Fair Market Value of the shares tendered or withheld to pay the exercise price of an Option shall be determined by the Board or the Committee effective as of the date of exercise of the Option in accordance with the principles of Paragraph 10.

B. Withholding. At the time any applicable restrictions on an Award lapse or an Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the holder shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, at the minimum statutory withholding rate which arises in connection with the Award, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of an Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of an Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction on an Award or making of any election with respect to any shares acquired on exercise of an Option. In furtherance of the foregoing, the Company may provide in an Award agreement that the Participant shall, as a condition of accepting the Award, direct a bank or broker, upon vesting, exercise or otherwise, to sell a portion of the shares underlying such Award that represent the amount, reasonably determined by the Company in its discretion, necessary to cover the Company’s withholding obligation related to the Award and remit the appropriate cash amount to the Company. If not otherwise provided in an Award agreement, at the time of such vesting, lapse, or exercise, the Participant shall pay to the Company, as the case may be, any amount that the Company may reasonably determine to satisfy such withholding obligation. Subject to the prior approval of the Committee, in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligations, valued at their Fair Market Value. The Fair Market Value of the shares of an Award used to satisfy such withholding obligation shall be determined by the Board or the Committee as of the date that the amount of tax to be withheld is to be determined in accordance with the principles of Paragraph 10. The Company may, to the extent permitted by law, deduct such tax obligations from any payment of any kind otherwise due to a Participant.

C. Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Participant, or, if applicable, the heirs of the Participant.

D. Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

E. Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

16. Change in Service. The following provision shall govern the treatment of Awards granted under the Plan in the event of a change in service as described below, subject in all cases to the limitation in Paragraph 12C with respect to Options. In addition, and subject to the limitation set forth in Paragraph 12C, the post-termination exercise period for applicable Non-Qualified Options will be extended if the Company’s Registration Statement on Form S-8 is not effective during some or all of the post-termination exercise period for a terminated employee(s) as set forth in subparagraphs A, B and C below; provided, however, the post-termination exercise period for such Options will not be extended if the Committee determines that such extension would have a material adverse effect on the Company.

A. Cessation of Service. Except to the extent otherwise specifically provided in the documents evidencing the Option, any outstanding Option exercisable for fully vested shares at the time the Optionee ceases to provide services to the Company or a Related Entity as an employee, a non-employee Board member or a consultant for any reason other than disability, death or for Cause, then the Optionee will have a period of ninety (90) days (three (3) months in the case of an ISO) following the date of such cessation of service during which to exercise each outstanding Option held by such Optionee.

B. Disability. Should such service terminate by reason of disability, then any outstanding Option exercisable by the Optionee for fully vested shares at the time the Optionee ceases to provide services to the Company may be subsequently exercised by the Optionee during the six (6)-month period following the date of such cessation of service. However, should such disability be deemed to constitute Permanent Disability, then the period during which each outstanding Option for fully vested shares held by the Optionee is to remain exercisable will be extended by an additional six (6) months so that the exercise period will be the twelve (12)-month period following the date of the Optionee’s cessation of service by reason of such Permanent Disability. The term “Permanent Disability,” as used in this Plan, means a disability expected to result in death or that has lasted or can be expected to last for a continuous period of twelve (12) months or more, as described in Section 22(e)(3) of the Code.

C. Death. Any Option exercisable for fully vested shares by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution during the twelve (12)-month period following the date of the Optionee’s death.

D. Cause. Should the Participant’s service be terminated for Cause, then all outstanding Awards at the time held by the Participant, whether or not vested, will immediately terminate and cease to be outstanding. The term “Cause,” as used in this Plan, means (i) the willful and continued failure by the Participant to substantially perform the duties and responsibilities of the Participant’s position, (ii) the conviction of the Participant by a court of competent jurisdiction for felony criminal conduct, (iii) the commission of any act of fraud, embezzlement or dishonesty by the Participant which is materially injurious to the Company (or any Related Entity) or its reputation, monetarily or otherwise, (iv) any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Related Entity), or (v) any other intentional misconduct by such person adversely affecting the business or affairs of the Company or any Related Entity in a material manner, as determined by the Board. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company or any Related Entity may consider as grounds for the dismissal or discharge of any Participant or other person in the service of the Company or any Related Entity. Notwithstanding the foregoing, in the event that a Participant has a definition of cause in an applicable employment agreement, change in control agreement or other written plan or agreement with the Company, such definition shall be applied in lieu of the definition herein.

E. Leave of Absence. For purposes of this Paragraph 16, a bona fide approved leave of absence (such as those attributable to illness, military obligations or governmental service) will not be considered an interruption of service under the Plan. The leave of absence provision described above shall not apply to a consultant or advisor of the Company or any Related Entity. Additionally, with respect to Options that are intended to qualify as ISOs, the leave of absence permitted under this paragraph shall not exceed the period of time set forth in Treas. Reg. § 1.421-1(h)(2) or any successor thereto.

F. Modification of Hours Worked. If a Participant’s service with the Company changes such that the number of hours that the Participant customarily works is increased or decreased for a period of five months or more, the Vesting Ratio reflected in the Award agreement shall be amended in accordance with the number of hours worked as set forth below. The Vesting Ratio will be amended upon the Company’s determination that the work schedule change is expected to last for a period of five months or more. For the purposes of this Plan, “Full Time” service is defined as customarily working 35 hours or more per week. “Part Time” service is defined as customarily working 34 hours or fewer per week.

(1) Full Time to Part Time Service. In the event the Participant’s customary work schedule falls below Full Time, the Vesting Ratio reflected in the Award agreement will be reduced as follows: (a) if the Participant customarily works between 25 and 34 hours per week for a period of five months or more, the Vesting Ratio in the Participant’s Award agreement will be reduced to 75% of the previous Vesting Ratio, or (b) in the event that the Participant customarily works less than 25 hours per week for a period of five months or more, the Vesting Ratio in the Participant’s Award agreement will be reduced to 50% of the previous Vesting Ratio.

(2) Decrease in Part Time Service. If the Participant’s customary work schedule decreases from between 25 and 34 hours per week to fewer than 25 hours per week, the Vesting Ratio in the Participant’s Award agreement will be decreased to 66% of the previous Vesting Ratio (rounded to the nearest whole or half percentage).

(3) Part Time to Full Time Service. In the event the Participant’s customary work schedule increases from Part Time to Full Time, the Vesting Ratio reflected in the Award agreement will be increased as follows: (a) if the Participant’s customary work schedule increases from fewer than 25 hours per week to 35 hours or more per week, the Vesting Ratio in the Participant’s Award agreement will be increased to 200% of the previous Vesting Ratio, or (b) if the Participant’s customary work schedule increases from between 25 and 34 hours per week to 35 hours or more per week, the Vesting Ratio in the Participant’s Award agreement will be increased to 133% of the previous Vesting Ratio (rounded to the nearest whole percentage).

(4) Increase in Part Time Service. If the Participant’s customary work schedule increases from fewer than 25 hours per week to between 25 and 34 hours per week, the Vesting Ratio in the Participant’s Award agreement will be increased to 150% of the previous Vesting Ratio.

17. Assignability. No Award shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution. During the lifetime of the Participant, each Option may be exercised only by the Optionee.

18. Adjustments. Upon the occurrence of any of the following events, a Participant’s rights with respect to Awards granted hereunder will be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Award.

A. Recapitalization. If any change is made to the Common Stock issuable under the Plan by reason of any merger, consolidation, stock split, stock dividend, extraordinary cash dividend, spin-off, recapitalization, combination of shares, exchange of shares or other similar event, then appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and, if applicable, price per share in effect under each outstanding Award under the Plan, and (iii) the maximum number of shares issuable to one individual pursuant to Paragraph 4.

B. Change in Control. A “Change in Control” means the occurrence, as the result of a single transaction or a series of transactions of any of the following events with respect to the Company (which for this purpose includes a successor whose stock is issued under the Plan):

(i) any Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding voting securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in Paragraph 18B(iii)(a) hereof. “Person” shall have the meaning given in Section 3(a) of the Exchange Act, as amended, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company or any of its subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or

(ii) Incumbent Directors cease at any time and for any reason to constitute a majority of the number of directors then serving on the Board. “Incumbent Directors” shall mean directors who either (a) are directors of the Company as of date hereof or (b) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors to the Board); or

(iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof (the “Acquiror”)) at least a majority of the combined voting power of the securities of the Company or the Acquiror outstanding immediately after such merger or consolidation as appropriate, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding voting securities; or

(iv) the stockholders of the Company approve a plan of liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or a substantial portion of the Company’s assets, other than a sale or disposition by the Company of all or a substantial portion of the Company’s assets to an entity, at least a majority of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

In the event of any Change in Control, each outstanding Option held by the Participant shall, immediately prior to the effective date of the Change in Control, become fully vested and exercisable with respect to the total number of shares of Common Stock at the time subject to such Option, and may be exercised for any or all of those shares as fully vested shares of Common Stock, subject to the consummation of the Change in Control. In such event, the vesting and time at which such Options may be exercised shall be accelerated in full to a date prior to the effective date of the Change in Control as the Board shall determine (or, if the Board shall not determine such a date, to the date that is fifteen (15) days prior to the effective date of the Change in Control), and such Options shall terminate if not exercised at or prior to the effective date of the Change in Control. Notwithstanding the foregoing, an Option shall not so accelerate if and to the extent: (i) such Option is assumed or otherwise continued in full force or effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such Option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the Option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those Option shares, or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the Option grant. In addition, upon the occurrence of a Change in Control in which outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are not assumed, continued or substituted, all outstanding shares of Restricted Stock and Other Stock-Based Awards shall be deemed to have vested, and all Restricted Stock Units shall be deemed to have vested and shares of Common Stock subject thereto shall be delivered, on a date prior to the effective date of the Change in Control as the Board shall determine (or, if the Board shall not determine such a date, on the date that is fifteen (15) days prior to the effective date of the Change in Control). Nothing in this Paragraph 18B shall be deemed to require the Company or any successor corporation to pay any consideration to a Participant holding vested or unvested Options as of the effective date of the Change in Control with an exercise price equal to or in excess of the Fair Market Value of a share of Common Stock as determined by the Committee or Board applying the principles of valuation described in Paragraph 10.

Notwithstanding the foregoing, in the event of a Change in Control, all outstanding Awards granted by the Company to the Participant and held by the Participant shall, immediately prior to the effectiveness of the Change in Control, become vested and exercisable as to an additional number of shares equal to the number of shares as to which would have become vested and exercisable on the date twelve (12) months after the effectiveness of the Change in Control. If the Participant has been employed by the Company for less than twelve (12) months immediately prior to the Change in Control, the number of Vested Shares shall be increased by the number of shares that would have become vested and exercisable on the date six (6) months after the consummation of the Change in Control. In addition, if, within six (6) months following the

Change in Control, the successor corporation (or parent thereof) terminates the employment of the Participant without Cause, upon such termination all of the shares subject to an Award shall become fully vested and exercisable. “Cause” for this purpose shall mean the willful engaging by the Participant in illegal conduct or gross misconduct which is materially injurious to the successor corporation (or parent thereof).

C. Vesting. Subject to the limitations set forth in Paragraph 3C and this Paragraph 18 of the Plan, the Committee may provide that: (i) any Options will, at any time, become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be; (ii) any part or all of the restrictions or conditions applicable to Full Value Awards may be removed or modified or that such Full Value Awards may become immediately exercisable or realizable in full (and the Committee may waive the forfeiture provisions thereof); and (iii) any Performance Awards will, at any time after the first anniversary of the grant date, become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C above with respect to ISOs shall be made in a manner intended to avoid any adverse tax consequences for the holders of such ISOs, unless otherwise determined by the Committee. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification, extension, or renewal (as those terms are defined in Section 424 of the Code) of such ISOs, the Committee may (but is not required to) refrain from making such adjustments.

E. Issuances of Securities. Unless otherwise determined by the Committee, and except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award. Unless otherwise determined by the Committee, no adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

F. Adjustments. Upon the happening of any of the events described in subparagraphs A or B above, the class and aggregate number of shares set forth in Paragraph 3 hereof that are subject to Awards which previously have been or subsequently may be granted under the Plan (including outstanding Awards incorporated into this Plan from a Prior Plan) will also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the successor board shall determine the specific adjustments to be made under this Paragraph 18 and, in accordance with Paragraph 2, its determination shall be conclusive.

If any person owning restricted Common Stock obtained by exercise of an Award made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A or B above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee.

19. Term, Suspension and Amendment of Plan. The Plan will expire on the tenth anniversary of the Effective Date (except as to Awards outstanding on that date). The Board may, at any time, amend, suspend, or terminate the Plan as to any shares of Common Stock as to which Awards have not been made. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, including, without limitation, amendments or modifications relating to ISOs and certain nonqualified deferred compensation under Section 409A of the Code and to bring the Plan or Awards granted under the Plan into compliance therewith. However, except as provided in Paragraph 18 of the Plan, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially modifies the requirements as to eligibility for participation under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan, or (iv) increases the term of the Plan. No amendment, suspension or termination of the Plan may adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan without the consent of the Participant. In addition, certain amendments may, as determined by the Board in its sole discretion, require stockholder approval pursuant to applicable laws, rules or regulations, including applicable rules of any exchange on which the Common Stock is listed.

20. Non-U.S. Employees. Notwithstanding anything in the Plan to the contrary, with respect to any employee who is resident outside of the United States, the Board may, in its sole discretion, amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan; provided, however, that this Paragraph 20 shall not authorize the Board to amend the provisions of Paragraph 3 hereof. The Board may, where appropriate, establish one or more sub-plans for this purpose.

21. Application of Funds. The proceeds received by the Company under the Plan shall be used for general corporate purposes.

22. Governmental Regulation. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

23. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

24. Governing Law. The validity and construction of the Plan and the instruments evidencing Awards shall be governed by the laws of the State of Delaware, or the laws of any other jurisdiction in which the Company or its successors in interest may be organized.

25. No Employment/Service Rights. Nothing in the Plan confers upon any Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any Related Entity or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s service at any time for any reason, with or without Cause.

26. Section 409A Requirements. Notwithstanding anything to the contrary in this Plan or any Award agreement, these provisions shall apply to any payments and benefits otherwise payable to or provided to a Participant under this Plan and any Award. For purposes of Section 409A of the Code, each “payment” (as defined by Section 409A of the Code) made under this Plan or an Award shall be considered a “separate payment.” In addition, for purposes of Section 409A of the Code, payments shall be deemed exempt from the definition of deferred compensation under Section 409A of the Code to the fullest extent possible under (i) the “short-term deferral” exemption of Treasury Regulation § 1.409A-1(b)(4), and (ii) with respect to amounts paid as separation pay no later than the second calendar year following the calendar year containing the participant’s “separation from service” (as defined for purposes of Section 409A of the Code) the “two years/two-times” separation pay exemption of Treasury Regulation § 1.409A-1(b)(9)(iii), which are hereby incorporated by reference. If the Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its affiliates) as of his separation from service, to the extent any payment under this Plan or an Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code) and to the extent required by Section 409A of the Code, no payments due under this Plan or an Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service. To the extent that the payment terms for an Award are otherwise set forth in a written employment agreement or change in control agreement with a Specified Employee (or other Company plan applicable to the Specified Employee) and such payment terms otherwise meet the requirements of Section 409A of the Code and the application of such terms does not result in a violation of Section 409A of the Code, the foregoing payment terms shall be disregarded and the payment terms set forth in the applicable agreement or plan shall apply. If this Plan or any Award fails to meet the requirements of Section 409A of the Code, neither the Company nor any of its affiliates shall have any liability for any tax, penalty or interest imposed on the Participant by Section 409A of the Code, and the Participant shall have no recourse against the Company or any of its affiliates for payment of any such tax, penalty or interest imposed by Section 409A of the Code.

ANNEX C

SYCAMORE NETWORKS, INC.

2009 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 2009 Non-Employee Director Stock Option Plan (hereinafter, this “Plan”) is intended to promote the interests of Sycamore Networks, Inc. (hereinafter, the “Company”) by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the “Board”).

This Plan will become effective on the date on which it is approved by the Company’s stockholders (the “Effective Date”), provided that amendments to this Plan will become effective in accordance with Paragraph 15 herein.

2. Available Shares. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company in any manner. Subject to adjustment in accordance with Paragraph 10 of this Plan, the total number of shares of Common Stock, par value $.001 per share, of the Company (the “Common Stock”) for which options (“Options”) may be granted under this Plan shall be 1,200,000 shares, plus, as of the Effective Date of this Plan, the number of shares of common stock subject to Options covered by any issued and outstanding Options granted under the Company’s 1999 Non-Employee Director Stock Option Plan, as amended (the “Prior Plan”) that are not exercised, expire or otherwise terminate without delivery of any Common Stock subject thereto, to the extent such shares would again be available for issuance under such Prior Plan. In addition, if any Options granted under this Plan are not exercised, expire or otherwise terminate without delivery of any Common Stock subject thereto, the shares reserved therefor shall continue to be available under this Plan. The number of shares of Common Stock available for issuance under the Plan will not be increased by any shares tendered or Options surrendered in connection with the purchase of shares of Common Stock upon exercise of an Option.

3. Administration. This Plan shall be administered by the Compensation Committee of the Board (the “Committee”). The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted under it.

4. Automatic Grant of Options. Subject to the availability of shares under this Plan,

(a) each person who is or becomes a member of the Board and who is not an employee or officer of the Company (a “Non-Employee Director”) shall be automatically granted on the date such person is first elected to the Board (referred to herein as the “Grant Date”), without further action by the Committee, an Option to purchase 90,000 shares of Common Stock, and

(b) beginning on the date of the Company’s annual meeting of shareholders for fiscal year 2008, each person receiving an Option pursuant to clause (a) hereof who is a Non-Employee Director immediately following each successive annual meeting of stockholders occurring after such person’s Grant Date during the term of this Plan shall be automatically granted on each such annual meeting date an Option to purchase 30,000 shares of Common Stock.

The Options to be granted under this Paragraph 4 shall be the only Options ever to be granted at any time to such member under this Plan.

5. Option Price.

(a) The purchase price of the stock covered by an Option granted pursuant to this Plan shall be 100% of the Fair Market Value of such shares on the date the Option is granted. The Option Price will be subject to adjustment in accordance with the provisions of Paragraph 10 of this Plan. The Fair Market Value of the Company’s Common Stock shall be determined as follows: (i) if the Company’s Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Global Select Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date the Option is granted; (ii) if the Company’s Common Stock is regularly quoted by an established quotation service for over-the-counter securities but selling prices are not reported, its Fair Market Value shall be the closing bid price (or average of bid prices) as quoted on such service for the date the Option is granted; (iii) if the Common Stock is not publicly traded at the time an Option is granted under the Plan, its Fair Market Value shall be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length. These principles shall also be applied to establish Fair Market Value for purposes of determining the value of any shares tendered or withheld to exercise an Option, the amount of any income arising from the exercise or vesting of an Option, and the value of shares tendered or withheld to satisfy any tax withholding obligation of a non-employee director; provided, however, in the case of a Cashless Exercise, the Fair Market Value of any shares tendered or withheld to exercise an Option or to satisfy any tax withholding obligation shall be determined by reference to the market transaction price.

(b) Absent stockholder approval within twelve (12) months prior to the event, the Committee shall not have authority to: (i) reduce the exercise price per share of any outstanding Option under the Plan, or (ii) cancel and re-grant any outstanding Option under the Plan that has the effect of reducing the exercise price per share of any outstanding Option under the Plan. Notwithstanding the above, appropriate adjustments may be made to outstanding Options pursuant to Paragraph 10 and Paragraph 15 of the Plan and may be made to make changes to achieve compliance with applicable law, including Internal Revenue Code Section 409A.

6. Period of Option. Unless sooner terminated in accordance with the provisions of Paragraph 8 of this Plan, an Option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the Option.

7. (a) Vesting of Shares and Non-Transferability of Options. Subject to the provisions in Paragraphs 8(b) or 10(c) of the Plan, Options granted under clause (a) of Paragraph 4 of this Plan shall vest in the optionee in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:

Vested Ratio	Date of Vesting
33 1/3%	One year from the date of grant
66 2/3%	Two years from the date of grant
100%	Three years from the date of grant

provided, that, in the event that an optionee’s term as a director expires at the date of an annual meeting of stockholders within the 90-day period preceding any vesting date, the installment of such Option corresponding to such vesting date shall vest on the date of such meeting.

Options granted under clause (b) of Paragraph 4 of the Plan shall vest in the optionee on the earlier of one year from the date of grant or the date of the next annual meeting of stockholders, provided that the optionee has continuously served as a member of the Board through such vesting date.

The number of shares as to which Options may be exercised shall be cumulative, so that once the Option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the Option as provided in this Plan.

(b) Non-transferability. Any Option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee’s lifetime only by him or her.

8. Termination of Option Rights.

(a) Except as otherwise specified in the agreement relating to an Option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability (as determined by the Committee), any then unvested and unexercised portion of Options granted to such optionee shall immediately terminate and become void; any portion of an Option which is then vested (or subsequently vests pursuant to the provisions of the Plan) but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised by the optionee within ninety (90) days of the date the optionee ceased to be a member of the Board; and all Options shall terminate after such ninety (90) days have expired.

(b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, all unexercised Options shall be fully vested and exercisable by the optionee (or by the optionee’s personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the Option.

9. Exercise of Option. Subject to the terms and conditions of this Plan and the Option agreements, an Option granted hereunder shall be exercisable in whole or in part by giving written or electronic notice to the Company’s delegate for receipt of such notice, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the Option or shares subject to the Option being exercised (subject to such restrictions and guidelines as the Committee may adopt from time to time), valued at their Fair Market Value determined in accordance with the provisions of Paragraph 5, (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise (a “Cashless Exercise”), or (d) such other form of legal consideration deemed acceptable by the Committee. The Company’s transfer agent shall, on behalf of the Company, prepare a certificate or certificates or make appropriate book entry representing such shares acquired pursuant to exercise of the Option, shall register the optionee as the owner of such shares on the books of the Company and, if certificated shares, shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an Option shall not have any rights of a stockholder with respect to the shares covered by the Option, except to the extent that one or more certificates for such shares shall be delivered to him or her or appropriate book entry shall be made upon the due exercise of the Option. The Company shall not be required to issue fractional shares upon the exercise of the Option.

10. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee’s rights with respect to Options granted to him or her hereunder shall be adjusted as hereinafter provided:

(a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b) Recapitalization Adjustments. In the event of a reorganization, recapitalization, merger, consolidation, extraordinary dividend or any other change in the corporate structure or shares of the Company, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the Option price of outstanding Options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such Option, shall be made by the Committee.

(c) Change in Control. A “Change in Control” means the occurrence, as the result of a single transaction or a series of transactions of any of the following events with respect to the Company (which for this purpose includes a successor whose stock is issued under the Plan):

(i) any Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding voting securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in Paragraph 10(c)(iii)(A) hereof. “Person” shall have the meaning given in Section 3(a) of the Exchange Act, as amended, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or

(ii) Incumbent Directors cease at any time and for any reason to constitute a majority of the number of directors then serving on the Board. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of date hereof or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors to the Board); or

(iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof (the “Acquiror”)) at least a majority of the combined voting power of the securities of the Company or the Acquiror outstanding immediately after such merger or consolidation as appropriate, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding voting securities; or

(iv) the stockholders of the Company approve a plan of liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or a substantial portion of the Company’s assets, other than a sale or disposition by the Company of all or a substantial portion of the Company’s assets to an entity, at least a majority of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

In the event of a Change in Control, each outstanding Option shall automatically accelerate so that each such Option shall, immediately prior to the effective date of the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for any or all of those shares as fully vested shares of Common Stock.

(d) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for ordinary dividends paid in cash or in property other than securities of the Company.

(e) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Paragraph 2 of this Plan that are subject to Options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Committee shall determine the specific adjustments to be made under this Paragraph 10 and its determination shall be conclusive.

11. Restrictions on Issuance of Shares. Notwithstanding any other provision of this Plan, the Company shall have no obligation to deliver any certificate or certificates or make appropriate book entry upon exercise of an Option until one of the following conditions shall be satisfied:

(a) The issuance of shares with respect to which the Option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

(b) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company’s outstanding Common Stock is then listed.

12. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an Option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company’s transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

13. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the Option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the Option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

14. Option Agreement. Each Option granted under the provisions of this Plan shall be evidenced by an Option agreement, which agreement shall be duly executed and delivered on behalf of the Company and, within forty-five (45) days thereafter, by the optionee to whom such Option is granted. The Option is subject to forfeiture if, in the discretion of the Committee, the recipient of such Option has not, within such forty-five (45) day period of time following the award of such Option, executed any agreement required by the Committee to be executed in connection with the Option. The Option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the Committee.

15. Termination and Amendment of Plan. Options may no longer be granted under this Plan after 10 years from the Effective Date of the Plan, and this Plan shall terminate when all Options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at a meeting, (a) increase the maximum number of shares for which Options may be granted under this Plan (except by adjustment pursuant to Paragraph 10), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase the benefits accruing to Option holders under this Plan, or (d) extend the term of the Plan. In addition, certain amendments may, as determined by the Committee in its sole discretion, require stockholder approval pursuant to applicable laws, rules or regulations, including applicable rules of any exchange on which the Common Stock is listed. Termination or any modification or amendment of this Plan shall not, without consent of a participant, adversely affect his or her rights under an Option previously granted to him or her.

16. Withholding of Income Taxes. Upon the exercise of an Option, the Company may, if required by law, require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee’s gross income.

17. Governing Law. The validity and construction of this Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

18. Approval of Board of Directors and Stockholders of the Company. The Plan was adopted by the Board of Directors on November 10, 2008 and the stockholders of the Company as of [January 6, 2009].

P R O X Y	SYCAMORE NETWORKS, INC. Proxy for Annual Meeting of Stockholders January 6, 2009

Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the Sycamore Networks Annual Meeting of Stockholders, including our annual report and proxy statement, are available via the Internet. To view this material or to vote online or by telephone, please follow the instructions on the Notice of Internet Availability of Proxy Materials.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel E. Smith and Alan R. Cormier, and each of them, proxies, with full power of substitution, to vote all shares of stock of Sycamore Networks, Inc. (the “Corporation”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on January 6, 2009 (the “Annual Meeting”) at 9:00 A.M., local time, at the Courtyard by Marriott, 270 Concord Road, Billerica, Massachusetts 01821, and at any postponements and adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated [November 24, 2008], a copy of which has been made available to the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SYCAMORE NETWORKS, INC.

C/O COMPUTERSHARE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://envisionreports.com/scmr	OR	Vote-by-Telephone Call toll-free 1-800-652-VOTE (1-800-652-8683)

If you vote over the Internet or by telephone, please do not mail your card.

Please mark votes as in this example

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE PROPOSALS IN ITEMS 1, 2, 3, 4 AND 5.

1.          To elect the following nominee to the Board of Directors to serve for a three-year term as Class III Director and until his respective successor is elected and qualified:

Nominee:

(01)	Daniel E. Smith

☐ FOR                ☐ WITHHELD

☐

2.          To authorize the Board of Directors, in its discretion, to amend Sycamore’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of its outstanding common stock at a ratio of (i) one-for-five, (ii) one-for-seven, or (iii) one-for-ten, together with a corresponding reduction in the number of authorized shares of Sycamore common stock and capital stock, at any time prior to the date of Sycamore’s 2009 Annual Meeting of Stockholders, without further approval or authorization from Sycamore’s stockholders.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To approve the 2009 Stock Incentive Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. To approve the 2009 Non-Employee Director Stock Option Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. To ratify the selection of the firm of PricewaterhouseCoopers LLP as Sycamore’s independent registered public accounting firm for the fiscal year ending July 31, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6. To transact such other business as may properly come before the meeting and any adjournment thereof.

☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

Signature	Date

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